  The
Bear Stearns
  Funds

575 Lexington Avenue
New York, NY 10022
1.800.766.4111

Michael Minikes           Chairman of the Board
Doni L. Fordyce           President
Barry Sommers             Executive Vice President
Peter M. Bren             Trustee
Alan J. Dixon             Trustee
John R. McKernan, Jr.     Trustee
M.B. Oglesby, Jr.         Trustee
Stephen A. Bornstein      Vice President and Secretary
Frank J. Maresca          Vice President and Treasurer
Vincent L. Pereira        Assistant Treasurer

INVESTMENT ADVISER        COUNSEL
Bear Stearns Asset        Kramer Levin
Management Inc.           Naftalis & Frankel LLP
575 Lexington Avenue      919 Third Avenue
New York, NY 10022        New York, NY 10022

SUB-ADVISER               DISTRIBUTOR
INTERNATIONAL EQUITY      Bear, Stearns & Co. Inc.
PORTFOLIO                 245 Park Avenue
Marvin & Palmer           New York, NY 10167
Associates, Inc.
1201 N. Market Street     TRANSFER AND DIVIDEND
Suite 2300                DISBURSEMENT AGENT
Wilmington, DE 19801      PFPC Inc.
                          Bellevue Corporate Center
ADMINISTRATOR             Wilmington, DE 19809
Bear Stearns Funds
Management Inc.           INDEPENDENT AUDITORS
575 Lexington Avenue      Deloitte & Touche LLP
New York, NY 10022        Two World Financial Center
                          New York, NY 10281
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540


The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereof.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's", "S&P", and "STARS"-Registered Trademark- are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio is not sponsored, managed, advised, sold or promoted by Standard & Poor's.
                                      BSF-R-015-05

THE
BEAR STEARNS
FUNDS


EQUITY FUNDS


  S&P STARS PORTFOLIO
  THE INSIDERS SELECT FUND
  LARGE CAP VALUE PORTFOLIO
  SMALL CAP VALUE PORTFOLIO
  FOCUS LIST PORTFOLIO
  BALANCED PORTFOLIO
  INTERNATIONAL EQUITY PORTFOLIO


  SEMI-ANNUAL REPORT
  SEPTEMBER 30, 1999

                             BEAR
                            STEARNS

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                             LETTER TO SHAREHOLDERS

                                                                October 27, 1999
Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") for the six months ended September 30, 1999. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

S&P STARS PORTFOLIO

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of 3.53% (without giving effect to the sales charge), and Class B and C shares had a total return of 3.28% and 3.32%(1), respectively, (without giving effect to the contingent deferred sales charge, or "CDSC"). The Portfolio's benchmark, the S&P 500 Index, returned 0.36% for the same period.

The six months ended September 30, 1999, were highly volatile for the stock market as investors grew increasingly nervous that inflation and interest rates would rise. This added ammunition to concerns that many technology stocks were overvalued. In addition, lingering Y2K concerns continued to cast a shadow. While there has been no firm evidence that inflation is in fact increasing, the Federal Reserve Board raised short-term interest rates in late June and August. Given the environment, some of our larger technology holdings gave back some ground as the period drew to a close. Year to date, however, they remain strong performers. With developments in technology driving global growth, we believe long-term prospects for the sector are extremely positive and expect to maintain a significant position in the sector for the foreseeable future.

OPPORTUNITIES IN SMALL- AND MID-CAP STOCKS

Strong economic growth and rising oil prices have made energy stocks attractive this year, and we added Global Marine (3.71% of net assets), an offshore drilling company, to the Portfolio. Given the wide disparity in valuations between larger and smaller companies, we also saw opportunity in small- and mid-cap issues and bought Eaton Vance Corp. (1.71%), Duff & Phelps Credit Rating Co. (3.21%), Zebra Technologies Corp. (1.37%) and Sterling Software, Inc. (2.84%). We believe that with above-average earnings growth, these stocks offer investors the potential for outperformance when sentiment towards them grows more positive.

One of our largest holdings, Sprint PCS (4.48%), was the target of numerous takeover attempts. Whether or not this company is ultimately acquired by MCI Worldcom, we believe it is well positioned to become one of the leading wireless providers in the U.S. We sold America Online as it was our opinion that competition made the prospects for the company less attractive since many of the services that initially drew subscribers were increasingly offered without charge by other Internet providers. With traditional financial services stocks taking the brunt of the rising interest rate environment and faced with the possibility that rates may go higher over the short-term, we sold Bank of America and have underweighted the sector relative to the benchmark index.

In a skittish market in which stock prices are more responsive to changes in interest rates than to changes in earnings, we believe that higher interest rates could more than offset solid earnings growth over the next few months. After a sluggish year-end, we expect the market to revive, with growth stocks, particularly those of technology companies, leading the advance.

THE INSIDERS SELECT FUND

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (2.65%) (without giving effect to the sales charge), and Class B and C shares had a total return of (2.87%)(2) (without giving effect to the CDSC). The Portfolio's benchmark, the S&P MidCap 400 Index, returned 4.57% for the same period.

In a highly volatile market, the performance of our holdings included some strong performers and some disappointments. Our largest position, WPP Group plc (6.96% of net assets), continued to perform well as strong economic growth supported strong spending for advertising. In addition, Y2K brings the U.S. elections and the Olympics, which typically boost advertising revenues. Two portfolio holdings, Winsloew Furniture and Raychem, were acquired by the other companies, which also helped performance.

However, Dun & Bradstreet (4.85%) lost value after the company pre-announced disappointing third-quarter earnings resulting from declining revenues. A number of large institutional shareholders have called on the Board of Directors to explore strategic initiatives, including the sale of parts of the firm, to enhance shareholder value. D&B's Moody's subsidiary has continued to generate healthy double-digit sales growth.

FINANCIAL STOCKS TO BENEFIT FROM DEREGULATION

Rising interest rates depressed the financial services sector as a whole, including such Portfolio holdings as American Express (5.71%), Citigroup (4.45%) and American International Group (4.07%). All three companies have strong franchises and we expect them to benefit from federal legislation to deregulate the financial services industry.

We continued to add new positions with attractive valuations and a high degree of insider ownership. We bought Diageo Plc (1.96%), one of the world's largest producers of consumer goods, whose subsidiaries include Pillsbury and Burger King. The company is generating a high level of free cash flow, has initiated a share repurchase program and instituted a new executive compensation plan that is tied to earnings. In addition, the stock is selling at a significant discount to its peer group on both a price-to-earnings and price-to-cash flow basis. We also bought Cabletron Systems Inc. (1.98%), a major provider of networking products and services, whose chairman owns more than 10% of the company's stock and which we expect to have strong revenue growth.

We continue to maintain our discipline of purchasing mid-cap value stocks with positive fundamentals and compelling insider buying and/or share repurchases. These stocks generally have much lower valuations than their respective index and tend to provide a defensive position in volatile markets.

LARGE CAP VALUE PORTFOLIO

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (2.63%) (without giving effect to the sales charge) and Class B and Class C shares had a total return of (2.87%) and (2.91%)(3), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned 0.36% for the same period.

With inflation and Y2K concerns clouding the market this year, the advance of the S&P 500 has been limited primarily to a handful of large-cap growth stocks. Although value stocks enjoyed a rally in the spring, this small group of large-cap, high-growth stocks continued to lead the market. After hitting new highs during the summer, the S&P 500 Index and Dow Jones Industrial Average corrected by about 10% by the end of September. During the third quarter, technology was the only sector of the S&P 500 to produce positive returns, with an increase of approximately 4%. By the end of September, more than half the stocks in the S&P 500 were down for the year.

The Portfolio does not invest in the mega-cap, high-growth technology companies that have been market leaders, but which also sell at very high earnings multiples with a high risk-reward profile. Rather, holdings are conservative, seasoned companies that typically are less volatile. While the Portfolio lagged the broader index due to its low technology weighting, its performance has been roughly in line with the S&P BARRA Value component of the index. It should be noted that stocks of those companies that did not exactly meet or exceed their earnings projections were punished severely by investors, and any diversified portfolio of 35-40 stocks unavoidably owned one or two of these.

A FOCUS ON VALUE AND STRONG FUNDAMENTALS

Our investment process continues to point us to companies with high free cash flow, below-market price-to-earnings ratios and above-market dividend yields. For example, the Portfolio's bank holdings continue to be companies with strong fundamentals, but they, along with the entire financial services sector, have been hurt by rising interest rates. We expect these, along with our insurance holdings, to benefit from proposed legislation to deregulate the financial services industry.

We have participated in the upturn in cyclicals by investing in consumer cyclicals, where we are overweighted in the auto and auto parts industries, which are beginning to turn around. We have taken advantage of the market's correction to upgrade the quality of the Portfolio by redeploying assets into stocks that meet our criteria for a low relative price-to-earnings ratio, strong cash flow, a share price selling at a discount to asset value and insider buying.

The current market is also creating opportunities to add new positions in strong global brand franchises and possibly in technology when valuations fall within our parameters. In the current strong economy investors have been willing to overlook weak fundamentals -- a trend that we believe is unlikely to last for a sustainable period of time.

Overall, we believe the market correction that has occurred is not unprecedented. Concerns about rising interest rates, inflation and economic growth were also dominant factors during the market's correction in 1994. We expect the market to recover as it did in 1995 by experiencing a dynamic period of equity strength for value-oriented companies with strong earnings, which are the kinds of companies in which we invest.

SMALL CAP VALUE PORTFOLIO*

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of 13.78% (without giving effect to the sales charge), and Class B and C shares had a total return of 13.50%(4), (without giving effect to the CDSC). The Portfolio's benchmark, the Russell 2000 Index, returned 8.25% for the same period.

During the second calendar quarter of the year, small-cap stocks and value stocks finally joined the general market rally that had been led by large, high-growth stocks over the past few years. With growing confidence that smaller companies would benefit from continuing strong economic growth in the U.S., investors propelled the small-cap heavy Russell 2000 Index to a return of nearly 16%, more than twice the 7% gain in the S&P 500 Index. This surge was enough to compensate for the downturn that occurred in the summer, as investor sentiment shifted once again to a relatively small group of high-growth, large-cap stocks. After hitting a new high in July, the Russell 2000 steadily retreated, declining nearly 8% from the end of June through the end of September, although it ended the six-month period with a return of 8%.

SMALL-CAP STOCKS BECOME TAKEOVER TARGETS

In addition to institutional and individual investors, corporate buyers have shown increasing interest in small caps, which has led to a dramatic increase in mergers and acquisitions among smaller stocks. Several Portfolio holdings, including Varlen Corp. and Fore Systems, Inc., were acquired by larger companies during the period, and others announced plans to evaluate "strategic alternatives" to enhance shareholder value.

During the summer, the performance of our top holdings was decidedly mixed, with some posting double-digit gains and some recording double-digit declines. One of our top ten holdings, Butler International, Inc. (3.50% of net assets), was down dramatically as customer concerns regarding Y2K issues depressed the information technology services sector as a whole. We believe that investors have overreacted in pushing the stock to a multiple of only 6.3 times next year's estimated earnings per share and that the stock will post gains once the Y2K issue is behind us and customers begin to spend at normal levels.

The market's volatility created opportunities to buy new stocks or add to existing positions at favorable prices, and we selectively increased our technology exposure. The former category included our purchase of Zi Corp. (1.94%), which is targeting Chinese-character-language-enabling technologies for electronic products and services. Zi Corp. has signed agreements with two ministries of the Chinese government and with Ericsson, a leading manufacturer of cellular telephones.

We continue to believe that small-cap stocks will remain attractive acquisition targets due to their low relative valuations. However, we expect market volatility to remain high over the remainder of the year, as concerns about inflation, interest rates and the Y2K transition persist. It is possible, however, that small cap companies may not be affected as much as their larger brethren since they and their suppliers have little if any overseas exposure, where problems are more likely to occur.

FOCUS LIST PORTFOLIO

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (1.73%) (without giving effect to the sales charge), and Class B and C shares had a total return of (2.04%)(5) (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index returned 0.36% for the same period.

Concerns about inflation and interest rates created a volatile environment for stocks during the period. With only a minor sputter in the spring, interest in growth stocks in general, and technology stocks in particular, continued to drive the market. However, rising interest rates and the market's super-sensitivity to corporate earnings reports caused the prices of some technology and technology-related issues, such as The BISYS Group (4.61% of net assets) and Affiliated Computer Services (4.80%), to fall significantly during the period.

This setback seemed to be based on the growing belief that the best days of these stocks were behind them. In other words, valuations in the sector were still high, so it was their turn to correct. This, coupled with the Federal Reserve Board's two interest rate hikes this year, created a volatile market, a situation that was amplified by a lack of consensus about what sectors might emerge as the next leaders.

A CONVICTION THAT TECHNOLOGY WILL CONTINUE TO LEAD THE MARKET

In revisiting our bottom-up analysis of our technology and technology-related positions, we did not spot any real weakness, or, more importantly, see any of our holdings losing steam. Several of our large-cap technology holdings, including Solectron (5.05%) and EMC Corp. (6.16%), performed solidly during the period, as did a smaller-cap issue, Project Software & Development (6.02%). Surveying the marketplace, we did not find any other sector or industry whose participants currently offered investors this type of growth potential. Consequently, we maintained a significant position in technology.

During the period, we bought Charles Schwab (4.26%) due to its ability to attract assets and its expanding presence on the Internet. While its stock has retreated since our purchase, we believe the company's fundamental strength and long-term prospects remain outstanding. We sold Telecom Italia after it announced a plan to spin off its most valuable assets, since this move did not appear to offer shareholders any benefit. Funds were reinvested in Terex Corp. (5.16%), a leading manufacturer of construction and mining equipment, which we expect will benefit from the pickup in the global economy and new projects in the U.S. resulting from the new highway bill.

Although we are optimistic about the market's prospects, we are somewhat cautious. Clearly, the market is nervous about the direction of interest rates and the economy. Y2K concerns, too, are still casting a shadow. As a result, the market could be relatively more volatile in the coming months. Nonetheless, we remain convinced that few areas of the market offer investors opportunities as compelling as those found in technology and technology-related industries, and we expect to remain heavily weighted in these issues for some time to come.

BALANCED PORTFOLIO

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (1.88%) (without giving effect to the sales charge), and Class B and C shares had a total return of (2.11%)(6) (without giving effect to the CDSC). The Portfolio's broad-based securities market index, the S&P 500 Index returned 0.36% while the Lipper Balanced Fund Index, returned 0.17% for the same period.

Investors have not been kind to large-cap value stocks this year, focusing on large-cap growth stocks instead. Although value stocks enjoyed a rally in the spring, a small number of large-cap, high-growth stocks continued to lead the market. After hitting new highs during the summer, the S&P 500 Index and Dow Jones Industrial Average corrected by about 10% by the end of September. Stocks of companies that failed to meet or exceed their earnings projections were punished severely by investors, and any diversified portfolio of 35-40 stocks unavoidably owned one or two of these.

A FOCUS ON SEASONED COMPANIES WITH LESS VOLATILITY

Technology was the only S&P sector to produce positive returns in the third quarter of the year. The Portfolio does not invest in the mega-cap, high-growth technology companies that have been market leaders, which sell at very high earnings multiples and have a high risk-reward profile. Our holdings are conservative, seasoned companies that typically are less volatile.

Our investment process continues to point us to companies with high free cash flow, below-market price-earnings ratios and above-market dividend yields. For example, our bank holdings have strong fundamentals, but they, along with the entire financial services sector, have been hurt by rising interest rates. We expect these along with our insurance holdings to benefit from new legislation that will deregulate the financial services industry.

Although the Portfolio's equity allocation declined during the period due to lower stock prices, we are looking for opportunities to bring the equity position up to a more typical allocation as the stock market corrects. We expect to add new positions in strong global brand franchises and possibly technology when valuations fall within our parameters.

During the quarter, bond prices fell due to rising interest rates and an unusually large supply of new issues, which caused spreads to widen in July and August to the levels of last year's liquidity crunch. As rates rose, bond prices in most sectors fell more significantly than they did in the Treasury market, where investors found greater comfort. In this environment, we increased exposure slightly to agency and high-quality corporate bonds for their yield advantage.

In the corporate sector, we are targeting industries that are benefiting from the increase in commodity and energy prices, as well as multinationals, which stand to benefit from increased economic growth abroad. The emphasis on corporate issues reflects our view that the U.S. economy is still in a growth mode, which bodes well for corporate profits. In addition, the supply problems of the summer are largely behind us.

INTERNATIONAL EQUITY PORTFOLIO**

For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of 13.28% (without giving effect to the sales charge), and Class B and C shares had a total return of 12.96%(7) (without giving effect to the CDSC).The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 7.18% for the same period.

Anticipating that Japan's growth prospects would improve, we nearly doubled our exposure to more than 40% of the Portfolio's net assets since our last report. At the same time, we reduced our European holdings, which had accounted for roughly two-thirds of the Portfolio, to 37% reflecting a less positive outlook than we had at the beginning of the year.

TECHNOLOGY AND TELECOMMUNICATIONS LEAD THE MARKET IN JAPAN

The strength in the Japanese market reflected slow, but visible improvement in the economy, an increase in the pace of corporate restructuring and a strong currency. The government and its supervisory agencies have begun addressing the country's problems, injecting capital into the banking system and instituting necessary reforms to create a healthier economy. High-growth sectors such as telecommunications and technology have led the market higher just as they have in the U.S. over the past several years. We are focusing on globally competitive companies, particularly in technology, such as SOFTBANK (4.94% of net assets), Fujitsu (4.59%) and Tokyo Electron (2.63%).

Although continuing their recovery from last year's problems, other Asian markets were less robust than Japan's as fears of rising interest rates in the U.S. dampened investor enthusiasm for the region. In Europe, restructuring continued, but much more slowly and narrowly than investors had anticipated in the wake of the euro's launch at the start of the year. As a result, these markets were much more subdued. Long term, however, the prospects for change -- and for growth -- remain positive, particularly in the technology and telecommunications sectors, where the Portfolio is well represented. We expect these industries to be among the prime beneficiaries of the consolidation that is taking place as Europeans adjust to and take advantage of a more unified marketplace.

The Japanese market should continue to offer investors the most bang for the investment buck in the near term. Longer term, the outlook depends on whether and to what extent current constraints on the money supply are eased and on the pace of deregulation and restructuring. Given the rapidly increasing demand for technology and telecommunications products and services around the world, we believe that these sectors offer investors the greatest potential for growth. Consequently, we continue to build our positions on a market-by-market basis.

YEAR 2000

As shareholders, you should be aware that The Bear Stearns Funds (the "Fund"), like most computer-reliant businesses, could be negatively impacted if the computer systems it uses do not properly process date-related information after January 1, 2000. Consequently, we implemented a comprehensive Y2K program, including system remediation and testing as well as other prudent measures, to avoid such problems. As part of this program, we have contacted other system providers and vendors that service the Fund to determine the Y2K status of their systems. While there can be no guarantee that every system will work properly on or after January 1, 2000, we believe that the Fund has taken the proper steps to reduce the risk of a system interruption. The Fund is also aware that Y2K problems may hurt the issuers whose securities the Funds hold, as well as the securities markets in general.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce

Doni L. Fordyce
President
The Bear Stearns Funds

-------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
(1) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (2.17%), including the initial 5.50% maximum sales charge, Class B shares returned (1.72%), including the 5.00% CDSC and Class C shares returned 2.32%, including the 1.00% CDSC.
(2) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (8.00%), including the initial 5.50% maximum sales charge, Class B shares returned (7.70%), including the 5.00% CDSC and Class C shares returned (3.82%), including the 1.00% CDSC.
(3) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (7.99%), including the initial 5.50% maximum sales charge, Class B shares returned (7.74%), including the 5.00% CDSC and Class C shares returned (3.88%), including the 1.00% CDSC.
(4) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of 7.54%, including the initial 5.50% maximum sales charge, Class B shares returned 8.49%, including the 5.00% CDSC and Class C shares returned 12.50%, including the 1.00% CDSC.
(5) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (7.15%), including the initial 5.50% maximum sales charge, Class B shares returned (6.94%), including the 5.00% CDSC and Class C shares returned (3.02%), including the 1.00% CDSC.
(6) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of (7.26%), including the initial 5.50% maximum sales charge, Class B shares returned (6.95%), including the 5.00% CDSC and Class C shares returned (3.08%), including the 1.00% CDSC.
(7) For the six months ended September 30, 1999, the Portfolio's Class A shares had a total return of 7.05%, including the initial 5.50% maximum sales charge, Class B shares returned 7.96%, including the 5.00% CDSC and Class C shares returned 11.96%, including the 1.00% CDSC.

Bear Stearns Asset Management Inc. waived all or a portion of its advisory fee and agreed voluntarily to reimburse a portion of each applicable Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Telecommunications..........................................    13.98
                   2.   Cable TV....................................................     7.37
                   3.   Diversified Operations......................................     6.42
                   4.   Networking Products.........................................     5.95
                   5.   Commercial Services.........................................     4.16
                   6.   Drugs & Hospital Supplies...................................     4.08
                   7.   Electronic Components.......................................     3.75
                   8.   Data Processing/Management..................................     3.72
                   9.   Oil & Gas Drilling..........................................     3.71
                  10.   Retail - Restaurants........................................     3.55

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
RANK                    HOLDINGS                                                      INDUSTRY          NET ASSETS
---------------------   ----------------------------------------------------  ------------------------  ----------
                   1.   Cisco Systems, Inc..................................  Networking Products          5.95
                   2.   Comcast Corp........................................  Cable TV                     5.06
                   3.   Sprint Corp. (PCS Group)............................  Telecommunications           4.48
                   4.   Global Marine Inc...................................  Oil & Gas Drilling           3.71
                   5.   Tyco International Ltd..............................  Diversified Operations       3.36
                   6.   Duff & Phelps Credit Rating Co......................  Commercial Services          3.21
                   7.   Nortel Networks Corp................................  Telecommunications           2.98
                   8.   QUALCOMM, Inc.......................................  Telecommunications           2.84
                   9.   Sterling Software, Inc..............................  Data                         2.84
                                                                              Processing/Management
                  10.   American Express Co.................................  Credit & Finance             2.70

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Credit & Finance............................................    11.26
                   2.   Telecommunications..........................................     7.84
                   3.   Advertising Agencies........................................     6.96
                   4.   Retail - Restaurants........................................     5.59
                   5.   Computers - Memory Devices..................................     5.50
                   6.   Commercial Services.........................................     4.85
                   7.   Banks.......................................................     4.64
                   8.   Drugs & Hospital Supplies...................................     4.59
                   9.   Financial Services..........................................     4.45
                  10.   Multi-Line Insurance........................................     4.07

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
RANK                    HOLDINGS                                                      INDUSTRY          NET ASSETS
---------------------   ----------------------------------------------------  ------------------------  ----------
                   1.   WPP Group plc.......................................  Advertising Agencies         6.96
                   2.   American Express Co.................................  Credit & Finance             5.71
                   3.   Dun & Bradstreet Corp. (The)........................  Commercial Services          4.85
                   4.   Johnson & Johnson...................................  Drugs & Hospital             4.59
                                                                              Supplies
                   5.   Citigroup Inc.......................................  Financial Services           4.45
                   6.   American International Group, Inc...................  Multi-Line Insurance         4.07
                   7.   SLM Holding Corp....................................  Credit & Finance             3.67
                   8.   Wendy's International, Inc..........................  Retail - Restaurants         3.62
                   9.   Viad Corp...........................................  Diversified Operations       3.29
                  10.   SBC Communications, Inc.............................  Telecommunications           3.19

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Oil Companies - Integrated..................................     8.51
                   2.   Credit & Finance............................................     6.72
                   3.   Retail - Restaurants........................................     6.66
                   4.   Drugs & Hospital Supplies...................................     6.42
                   5.   Life/Health Insurance.......................................     6.14
                   6.   Banks.......................................................     5.97
                   7.   Financial Services..........................................     5.84
                   8.   Toys........................................................     5.75
                   9.   Advertising Agencies........................................     5.14
                  10.   Cosmetics & Toiletries......................................     5.01

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
RANK                    HOLDINGS                                                      INDUSTRY          NET ASSETS
---------------------   ----------------------------------------------------  ------------------------  ----------
                   1.   WPP Group plc.......................................  Advertising Agencies         5.14
                   2.   Atlantic Richfield Co...............................  Oil Companies -              3.83
                                                                              Integrated
                   3.   Dun & Bradstreet Corp. (The)........................  Commercial Services          3.60
                   4.   SLM Holding Corp....................................  Credit & Finance             3.54
                   5.   Mattel, Inc.........................................  Toys                         3.45
                   6.   McDonald's Corp.....................................  Retail - Restaurants         3.41
                   7.   Bell Atlantic Corp..................................  Telephone - Local            3.38
                   8.   Citigroup Inc.......................................  Financial Services           3.32
                   9.   Wendy's International, Inc..........................  Retail - Restaurants         3.25
                  10.   Fannie Mae..........................................  Credit & Finance             3.18

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Commercial Services.........................................    11.26
                   2.   Drugs & Hospital Supplies...................................     7.59
                   3.   Hotels & Motels.............................................     6.80
                   4.   Building & Housing..........................................     6.67
                   5.   Communications..............................................     5.11
                   6.   Miscellaneous Industrials...................................     4.93
                   7.   Radio.......................................................     4.30
                   8.   Recreational Centers........................................     3.99
                   9.   Computer Services...........................................     3.69
                  10.   Human Resources.............................................     3.50

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
RANK                    HOLDINGS                                                      INDUSTRY          NET ASSETS
---------------------   ----------------------------------------------------  ------------------------  ----------
                   1.   Global Pharmaceutical Corp..........................  Drugs & Hospital             7.59
                                                                              Supplies
                   2.   U.S. Franchise System, Inc..........................  Hotels & Motels              6.80
                   3.   Data Transmission Network Corp......................  Communications               5.11
                   4.   Kemet Corp..........................................  Miscellaneous                4.93
                                                                              Industrials
                   5.   Duff & Phelps Credit Rating Co......................  Commercial Services          4.49
                   6.   Cox Radio, Inc., Class A............................  Radio                        4.30
                   7.   Steiner Leisure Ltd.................................  Commercial Services          4.25
                   8.   Bally Total Fitness Holding Corp....................  Recreational Centers         3.99
                   9.   Butler International, Inc...........................  Human Resources              3.50
                  10.   Elcor Corp..........................................  Building & Housing           3.50

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Technology: Internet - News Media...........................     8.57
                   2.   Technology: Computers & Office Equipment....................     6.16
                   3.   Technology: Enterprise Software.............................     6.02
                   4.   Media-Communications: European Telecommunication Services...     5.46
                   5.   Technology: Semiconductors..................................     5.22
                   6.   Basic Industry: Machinery - Diversified Industrials.........     5.16
                   7.   Technology: Electronic Components...........................     5.05
                   8.   Consumer: Restaurants.......................................     5.04
                   9.   Technology: Computer Sciences...............................     4.80
                  10.   Media-Communications: Broadcasting - TV & Radio.............     4.72

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                         PERCENT OF
RANK                    HOLDINGS                                                    INDUSTRY             NET ASSETS
---------------------   -----------------------------------------------  ------------------------------  ----------
                   1.   America Online, Inc. ..........................  Technology: Internet - News        8.57
                                                                         Media
                   2.   EMC Corp.......................................  Technology: Computers & Office     6.16
                                                                         Equipment
                   3.   Project Software & Development, Inc............  Technology: Enterprise             6.02
                                                                         Software
                   4.   Vodafone AirTouch plc..........................  Media-Communications: European     5.46
                                                                         Telecommunication Services
                   5.   Intel Corp.....................................  Technology: Semiconductors         5.22
                   6.   Terex Corp. ...................................  Basic Industry: Machinery -        5.16
                                                                         Diversified Industrials
                   7.   Solectron Corp.................................  Technology: Electronic             5.05
                                                                         Components
                   8.   Darden Restaurants, Inc........................  Consumer: Restaurants              5.04
                   9.   Affiliated Computer Services, Inc. ............  Technology: Computer Sciences      4.80
                  10.   USA Networks, Inc..............................  Media-Communications:              4.72
                                                                         Broadcasting - TV & Radio

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                               Balanced Portfolio

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                        TOP INDUSTRY/SECTOR WEIGHTINGS*

EQUITY
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Oil Companies-Integrated....................................     3.86
                   2.   Credit & Finance............................................     3.54
                   3.   Retail - Restaurants........................................     3.14
                   4.   Diversified Operations......................................     2.90
                   5.   Multi-Line Insurance........................................     2.40

LONG-TERM DEBT
                        SECTOR
------------------------------------------------------------------------------------------------
                   1.   U.S. Government Agency Obligations..........................    24.64
                   2.   Corporate Obligations.......................................    17.36
                   3.   U.S. Government Obligations.................................     4.26

--------------------------------------------------------------------------------

                                 TOP HOLDINGS*

EQUITY
--------------------------------------------------------------------------------

                                                                                                             PERCENT OF
        RANK            HOLDINGS                                                        INDUSTRY             NET ASSETS
---------------------   ---------------------------------------------------  ------------------------------  ----------
                   1.   WPP Group plc......................................  Advertising Agencies               1.95
                   2.   Dun & Bradstreet Corp. (The).......................  Commercial Services                1.86
                   3.   SLM Holding Corp...................................  Credit & Finance                   1.84
                   4.   Fannie Mae.........................................  Credit & Finance                   1.70
                   5.   Citigroup Inc......................................  Financial Services                 1.58

LONG-TERM DEBT                                                                           SECTOR
-----------------------------------------------------------------------------------------------------------------------
                   1.   Fannie Mae.........................................  U.S. Government Agency
                                                                             Obligations                       12.94
                   2.   Government National Mortgage Association...........  U.S. Government Agency
                                                                             Obligations                        5.64
                   3.   Freddie Mac........................................  U.S. Government Agency
                                                                             Obligations                        5.05
                   4.   U.S. Treasury Notes................................  U.S. Government Obligations        3.41
                   5.   Wheeling Pittsburgh Corp. Notes....................  Corporate Obligations              1.36

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------------------

                          TOP TEN INDUSTRY WEIGHTINGS*
--------------------------------------------------------------------------------

                                                                                      PERCENT OF
RANK                    INDUSTRY                                                      NET ASSETS
---------------------   ------------------------------------------------------------  ----------
                   1.   Money Center Banks..........................................     8.85
                   2.   Telecommunication Equipment.................................     8.55
                   3.   Computers - Integrated Systems..............................     8.39
                   4.   Electronic Components - Semiconductors......................     8.04
                   5.   Cellular Telecommunications.................................     6.41
                   6.   Electronic Components - Miscellaneous.......................     5.63
                   7.   Internet Content............................................     4.94
                   8.   Computer Services...........................................     3.87
                   9.   Medical - Drugs.............................................     3.83
                  10.   Telecommunication Services..................................     3.67

--------------------------------------------------------------------------------

                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                                        PERCENT OF
RANK                    HOLDINGS                                                 INDUSTRY               NET ASSETS
---------------------   -------------------------------------------  ---------------------------------  ----------
                   1.   SOFTBANK Corp..............................  Internet Content                      4.94
                   2.   Fujitsu Ltd................................  Computers-Integrated Systems          4.59
                   3.   NTT Mobile Communications Network, Inc.....  Cellular Telecommunications           3.84
                   4.   Nokia Oyj..................................  Telecommunication Equipment           3.84
                   5.   Murata Manufacturing Co., Ltd..............  Electronic                            3.48
                                                                     Components-Miscellaneous
                   6.   STMicroelectronics NV......................  Electronic                            3.31
                                                                     Components-Semiconductors
                   7.   The Nikko Securities Co., Ltd..............  Finance-Investment                    3.26
                                                                     Banking/Brokerage
                   8.   Matsushita Electric Industrial Co., Ltd....  Telecommunication Equipment           2.89
                   9.   HSBC Holdings plc..........................  Money Center Banks                    2.78
                  10.   Tokyo Electron Ltd.........................  Electronic                            2.63
                                                                     Components-Semiconductors

-------
* The Portfolio's composition will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------
       SHARES                                              VALUE
--------------------------------------------------------------------
                         COMMON STOCKS -- 99.38%

                         BANKS - 1.76%
        200,000          PNC Bank Corp. ..............  $ 10,537,500
                                                        ------------
                         CABLE TV - 7.37%
        190,000          Cablevision Systems
                           Corp.* ....................    13,822,500
        760,000          Comcast Corp., Special
                           Class A ...................    30,305,000
                                                        ------------
                                                          44,127,500
                                                        ------------
                         COMMERCIAL SERVICES - 4.16%
        290,000          Convergys Corp.*+ ...........     5,745,625
        240,100          Duff & Phelps Credit Rating
                           Co.+++ ....................    19,192,994
                                                        ------------
                                                          24,938,619
                                                        ------------
                         COMPUTER SERVICES - 1.62%
        390,000          Ceridian Corp.* .............     9,701,250
                                                        ------------

                         COMPUTER SOFTWARE - 0.91%
         60,000          Microsoft Corp.*+ ...........     5,433,750
                                                        ------------

                         COMPUTERS - MEMORY DEVICES - 2.57%
        215,000          EMC Corp.* ..................    15,359,063
                                                        ------------

                         COMPUTERS - MICRO - 1.24%
         80,000          Sun Microsystems, Inc.* .....     7,440,000
                                                        ------------

                         CONSULTING SERVICES - 1.01%
        380,000          Gartner Group, Inc.,
                           Class A+++ ................     6,056,250
                                                        ------------

                         COSMETICS & TOILETRIES - 1.58%
        180,000          Kimberly-Clark Corp. ........     9,450,000
                                                        ------------

                         CREDIT & FINANCE - 3.07%
        120,000          American Express Co. ........    16,155,000
         75,000          Dun & Bradstreet Corp.
                           (The) .....................     2,240,625
                                                        ------------
                                                          18,395,625
                                                        ------------
                         DATA PROCESSING/MANAGEMENT - 3.72%
        260,000          Reynolds & Reynolds Co.
                           (The)++ ...................     5,297,500
        850,000          Sterling Software, Inc.* ....    17,000,000
                                                        ------------
                                                          22,297,500
                                                        ------------

--------------------------------------------------------------------
    SHARES                                              VALUE
--------------------------------------------------------------------

                         DIVERSIFIED OPERATIONS - 6.42%
        100,000          General Electric Co.++ ......  $ 11,856,250
        168,400          Roper Industries, Inc. ......     6,441,300
        195,000          Tyco International Ltd. .....    20,133,750
                                                        ------------
                                                          38,431,300
                                                        ------------

                         DRUGS & HOSPITAL SUPPLIES - 4.08%
        170,000          Bristol-Myers Squibb Co. ....    11,475,000
        360,000          Pfizer Inc.+ ................    12,937,500
                                                        ------------
                                                          24,412,500
                                                        ------------

                         ELECTRONIC COMPONENTS - 3.75%
        180,000          Amkor
                          Technology, Inc.*+++(a) ....     2,902,500
        105,000          Applied Materials, Inc.* ....     8,176,875
        478,750          Vishay
                           Intertechnology, Inc.+ ....    11,370,313
                                                        ------------
                                                          22,449,688
                                                        ------------

                         ELECTRONICS - 2.48%
        200,000          Intel Corp. .................    14,862,500
                                                        ------------

                         INVESTMENT MANAGEMENT/ADVISOR SERVICE -
                           1.71%
        319,600          Eaton Vance Corp.+ ..........    10,227,200
                                                        ------------

                         MACHINERY - PRINT TRADE - 1.37%
        180,000          Zebra Technologies Corp.,
                           Class A* ..................     8,184,375
                                                        ------------

                         MEDICAL - WHOLESALE DRUG DISTRIBUTION -
                           2.00%
        220,000          Cardinal Health, Inc. .......    11,990,000
                                                        ------------

                         MULTIMEDIA - 1.72%
        170,000          Time Warner Inc.+ ...........    10,327,500
                                                        ------------

                         NETWORKING PRODUCTS - 5.95%
        520,000          Cisco Systems, Inc.* ........    35,652,500
                                                        ------------

                         OIL & GAS DRILLING - 3.71%
      1,350,000          Global Marine Inc.* .........    22,190,625
                                                        ------------

                         OIL & OFFSHORE DRILLING - 1.98%
        550,000          Santa Fe International
                           Corp. .....................    11,859,375
                                                        ------------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------
    SHARES                                              VALUE
--------------------------------------------------------------------
                         COMMON STOCKS (CONTINUED)
                         PHARMACEUTICALS - 0.54%
         50,000          Millennium
                         Pharmaceuticals, Inc.*++ ....  $  3,250,000
                                                        ------------
                         PHYSICAL THERAPY/REHABILITATION CENTERS -
                           1.51%
        510,000          RehabCare Group, Inc.*+ .....     9,052,500
                                                        ------------
                         PUBLISHING - BOOKS - 2.34%
        280,000          Scholastic Corp.* ...........    14,000,000
                                                        ------------

                         RETAIL - DRUG STORES - 2.39%
        350,000          CVS Corp.+ ..................    14,284,375
                                                        ------------
                         RETAIL - GROCERY STORES - 2.14%
        580,000          Kroger Co. (The)*+ ..........    12,796,250
                                                        ------------

                         RETAIL - OFFICE SUPPLIES - 3.00%
        800,000          OfficeMax, Inc.*++ ..........     4,650,000
        610,000          Staples, Inc.*+ .............    13,305,625
                                                        ------------
                                                          17,955,625
                                                        ------------

                         RETAIL - RADIO, TV & ELECTRONICS - 2.18%
        310,000          Circuit City Stores, Inc. -
                           Circuit City Group++ ......    13,078,125
                                                        ------------

                         RETAIL - RESTAURANTS - 3.55%
        536,200          Consolidated
                           Products, Inc.*++ .........     5,227,950
        630,000          Outback
                           Steakhouse, Inc.* .........    16,045,313
                                                        ------------
                                                          21,273,263
                                                        ------------

                         TELECOMMUNICATIONS - 13.98%
        190,000          MCI Worldcom, Inc.* .........    13,656,250
        350,000          Nortel Networks Corp. .......    17,850,000
         90,000          QUALCOMM, Inc.* .............    17,026,875
        360,000          Sprint Corp. (PCS Group)* ...    26,842,500
         35,000          Vodafone AirTouch plc -
                           ADR .......................     8,321,250
                                                        ------------
                                                          83,696,875
                                                        ------------

                         TELEPHONE - LONG DISTANCE - 1.02%
        140,000          AT&T Corp. ..................     6,090,000
                                                        ------------

--------------------------------------------------------------------
    SHARES                                              VALUE
--------------------------------------------------------------------

                         TELEVISION - 1.36%
        100,000          Univision Communications Inc.
                           - Class A* ................  $  8,137,500
                                                        ------------

                         TRANSPORT - TRUCK - 1.19%
        150,000          USFreightways Corp.+ ........     7,106,250
                                                        ------------
                         Total Common Stocks
                           (cost - $479,870,025) .....   595,045,383
                                                        ------------

                         SHORT-TERM INVESTMENTS -- 0.00%
                         INVESTMENT COMPANIES - 0.00%
             45          Federated Investors, Trust
                           for Short-Term U.S.
                           Government Securities**+++
                           (cost - $45) ..............            45
                                                        ------------
                         Total Investments -- 99.38%
                           (cost - $479,870,070) .....   595,045,428
                         Other assets in excess of
                           liabilities -- 0.62% ......     3,741,582
                                                        ------------
                         Net Assets -- 100.00% .......  $598,787,010
                                                        ============

---------
Unless otherwise indicated, all common stocks are ranked as five stars.
+    Currently ranked as four stars.
++   Currently ranked as three stars.
+++  Not ranked by stars.
*    Non-income producing security.
**   Money market fund.
(a) Security or a portion thereof is out on loan.
ADR American Depositary Receipts.

S&P STARS RANKING:
Five stars - Buy - Expect to be among best performers over next 12 months and to rise in price.
Four stars - Accumulate - Expect to be an above average performer.
Three stars - Hold - Expect to be an average performer.
Two stars - Avoid - Expect to be a below average performer.
One star - Sell - Expect to be well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

-------------------------------------------------------------------
       SHARES                                              VALUE
-------------------------------------------------------------------
                         COMMON STOCKS -- 96.56%
                         ADVERTISING AGENCIES - 6.96%
         30,000          WPP Group plc - ADR .........  $ 2,790,000
                                                        -----------
                         AEROSPACE & DEFENSE - 2.66%
         18,000          United Technologies Corp. ...    1,067,625
                                                        -----------
                         AUTOMOTIVE PARTS & EQUIPMENT - 2.78%
         30,000          Dana Corp. ..................    1,113,765
                                                        -----------
                         BANKS - 4.64%
         14,000          Bank of America Corp. .......      779,625
         20,500          PNC Bank Corp. ..............    1,080,094
                                                        -----------
                                                          1,859,719
                                                        -----------

                         CHEMICALS - DIVERSIFIED - 2.01%
         45,000          Solutia Inc. ................      804,375
                                                        -----------

                         COMMERCIAL SERVICES - 4.85%
         65,000          Dun & Bradstreet Corp.
                           (The) .....................    1,941,875
                                                        -----------

                         COMPUTERS - MEMORY DEVICES - 5.50%
         58,300          Cadence Design
                           Systems, Inc.* ............      772,475
         58,800          Quantum Corp-DLT & Storage
                           Systems* ..................      826,875
         31,500          Storage Technology
                           Corporation* ..............      606,375
                                                        -----------
                                                          2,205,725
                                                        -----------

                         COMPUTERS & OFFICE EQUIPMENT - 2.28%
         15,000          Pitney Bowes, Inc. ..........      914,062
                                                        -----------

                         CONSULTING SERVICES - 1.99%
         50,000          Gartner Group, Inc.* ........      796,875
                                                        -----------
                         CREDIT & FINANCE - 11.26%
         17,000          American Express Co. ........    2,288,625
         12,000          Fannie Mae ..................      752,250
         34,200          SLM Holding Corp. ...........    1,470,600
                                                        -----------
                                                          4,511,475
                                                        -----------
-------------------------------------------------------------------
    SHARES                                              VALUE
-------------------------------------------------------------------

                         DIVERSIFIED OPERATIONS - 3.29%
         44,700          Viad Corp. ..................  $ 1,318,650
                                                        -----------

                         DRUGS & HOSPITAL SUPPLIES - 4.59%
         20,000          Johnson & Johnson ...........    1,837,500
                                                        -----------

                         FINANCIAL SERVICES - 4.45%
         40,500          Citigroup Inc. ..............    1,782,000
                                                        -----------

                         HEALTH CARE - 2.35%
         32,500          Mckesson HBOC, Inc. .........      942,500
                                                        -----------

                         LIFE/HEALTH INSURANCE - 2.26%
         35,000          Torchmark Corp. .............      905,625
                                                        -----------

                         MEDICAL SERVICES - 2.64%
         50,000          Columbia/HCA Healthcare
                           Corp. .....................    1,059,375
                                                        -----------

                         MULTI-LINE INSURANCE - 4.07%
         18,750          American International
                           Group, Inc. ...............    1,630,078
                                                        -----------

                         OIL COMPANIES - INTEGRATED - 2.84%
         18,000          Texaco Inc. .................    1,136,250
                                                        -----------

                         PAPER & PAPER RELATED PRODUCTS - 2.75%
         21,000          Kimberly-Clark Corp. ........    1,102,500
                                                        -----------

                         PROPERTY/CASUALTY INSURANCE - 1.90%
         27,600          Mercury General Corp. .......      760,725
                                                        -----------

                         RETAIL - RESTAURANTS - 5.59%
         19,000          Diageo plc* .................      787,313
         55,000          Wendy's
                           International, Inc. .......    1,450,625
                                                        -----------
                                                          2,237,938
                                                        -----------

                         RETAIL - TOY STORES - 2.20%
         58,900          Toys 'R' Us, Inc.* ..........      883,500
                                                        -----------

                         SAVINGS & LOAN - 1.78%
         24,400          Washington Mutual, Inc. .....      713,700
                                                        -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

-------------------------------------------------------------------
    SHARES                                              VALUE
-------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)

-------------------------------------------------------------------
    SHARES                                              VALUE
-------------------------------------------------------------------
                         TELECOMMUNICATIONS - 7.84%
         50,700          Cabletron Systems, Inc.* ....  $   795,356
         55,000          Cincinnati Bell, Inc.* ......    1,069,062
         25,000          SBC Communications, Inc. ....    1,276,563
                                                        -----------
                                                          3,140,981
                                                        -----------

                         TOYS - 3.08%
         64,900          Mattel, Inc. ................    1,233,100
                                                        -----------
                         Total Common Stocks
                           (cost - $35,382,869).......   38,689,918
                                                        -----------

                         SHORT-TERM INVESTMENTS -- 3.91%
                         INVESTMENT COMPANIES - 3.91%
      1,567,044          Federated Investors, Trust
                           for Short-Term U.S.
                           Government Securities**
                           (cost - $1,567,044)........    1,567,044
                                                        -----------
                         Total Investments 100.47%
                           (cost - $36,949,913).......   40,256,962
                         Liabilities in excess of
                           other
                           assets -- (0.47)%..........     (186,611)
                                                        -----------
                         Net Assets -- 100.00%          $40,070,351
                                                        ===========

-----------------------------------------------------------------------------
ADR                    American Depositary Receipts.
*                      Non-income producing security.
**                     Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------
       SHARES                                                VALUE
---------------------------------------------------------------------
                         COMMON STOCKS -- 98.31%

                         ADVERTISING AGENCIES - 5.14%
        11,000           WPP Group plc - ADR ...........  $ 1,023,000
                                                          -----------
                         AEROSPACE & DEFENSE - 2.38%
         8,000           United Technologies Corp. .....      474,500
                                                          -----------

                         AUTOMOBILES - 3.25%
         7,000           Ford Motor Co. ................      351,312
         4,700           General Motors Corp. ..........      295,806
                                                          -----------
                                                              647,118
                                                          -----------

                         AUTOMOTIVE PARTS & EQUIPMENT - 2.43%
        18,200           Genuine Parts Co. .............      483,437
                                                          -----------

                         BANKS - 5.97%
         8,600           Bank of New York Co., Inc.
                           (The) .......................      287,562
         6,900           Bank of America Corp. .........      384,244
         9,800           PNC Bank Corp. ................      516,337
                                                          -----------
                                                            1,188,143
                                                          -----------
                         CHEMICALS - DIVERSIFIED - 1.89%
        21,000           Solutia Inc. ..................      375,375
                                                          -----------
                         COMMERCIAL SERVICES - 3.60%
        24,000           Dun & Bradstreet Corp.
                           (The) .......................      717,000
                                                          -----------

                         COMPUTERS - 2.74%
         4,500           International Business Machines
                           Corp. .......................      546,188
                                                          -----------
                         COSMETICS & TOILETRIES - 5.01%
        11,000           Gillette Co. ..................      373,313
        11,900           Kimberly-Clark Corp. ..........      624,750
                                                          -----------
                                                              998,063
                                                          -----------
                         CREDIT & FINANCE - 6.72%
        10,100           Fannie Mae ....................      633,144
        16,400           SLM Holding Corp. .............      705,200
                                                          -----------
                                                            1,338,344
                                                          -----------

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         DIVERSIFIED OPERATIONS - 4.16%
         2,000           General Electric Co. ..........  $   237,125
        20,000           Viad Corp. ....................      590,000
                                                          -----------
                                                              827,125
                                                          -----------

                         DRUGS & HOSPITAL SUPPLIES - 6.42%
         9,100           Baxter International Inc. .....      548,275
         3,700           Bristol-Myers Squibb Co. ......      249,750
         7,400           Merck & Co., Inc. .............      479,613
                                                          -----------
                                                            1,277,638
                                                          -----------

                         ELECTRIC - INTEGRATED - 1.70%
         6,700           FPL Group, Inc. ...............      337,513
                                                          -----------

                         FINANCIAL SERVICES - 5.84%
         9,000           AXA Financial, Inc. ...........      502,313
        15,000           Citigroup Inc. ................      660,000
                                                          -----------
                                                            1,162,313
                                                          -----------

                         FOOD - DIVERSIFIED - 2.01%
         9,300           Heinz (H.J.) Co. ..............      399,900
                                                          -----------

                         HEALTH CARE - 1.75%
        12,000           McKesson HBOC, Inc. ...........      348,000
                                                          -----------

                         LIFE/HEALTH INSURANCE - 6.14%
        18,300           Allstate Corp. ................      456,356
         9,275           Aon Corp. .....................      274,192
        19,000           Torchmark Corp. ...............      491,625
                                                          -----------
                                                            1,222,173
                                                          -----------

                         OIL COMPANIES - INTEGRATED - 8.51%
         8,600           Atlantic Richfield Co. ........      762,175
         4,300           Exxon Corp. ...................      326,531
         9,600           Texaco Inc. ...................      606,000
                                                          -----------
                                                            1,694,706
                                                          -----------

                         RETAIL - RESTAURANTS - 6.66%
        15,800           McDonald's Corp. ..............      679,400
        24,500           Wendy's
                           International, Inc. .........      646,188
                                                          -----------
                                                            1,325,588
                                                          -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Large Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         SAVINGS & LOAN - 2.01%
        13,685           Washington Mutual, Inc. .......  $   400,286
                                                          -----------

                         TELECOMMUNICATIONS - 2.57%
        10,000           SBC Communications, Inc. ......      510,625
                                                          -----------

                         TELEPHONE - LOCAL - 3.38%
        10,000           Bell Atlantic Corp. ...........      673,125
                                                          -----------
                         TOBACCO - 2.28%
        13,250           Philip Morris Cos. Inc. .......      452,984
                                                          -----------

                         TOYS - 5.75%
        36,100           Mattel, Inc. ..................      685,900
        30,600           Toys 'R' Us, Inc.* ............      459,000
                                                          -----------
                                                            1,144,900
                                                          -----------
                         Total Common Stocks
                           (cost - $16,404,143) ........   19,568,044
                                                          -----------

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

                         SHORT-TERM INVESTMENTS -- 2.53%

                         INVESTMENT COMPANIES - 2.53%
       503,852           Federated Investors, Trust for
                           Short-Term U.S. Government
                           Securities **
                           (cost - $503,852) ...........  $   503,852
                                                          -----------
                         Total Investments -- 100.84%
                           (cost - $16,907,995) ........   20,071,896
                         Liabilities in excess of other
                           assets -- (0.84)% ...........     (167,192)
                                                          -----------
                         Net Assets -- 100.00% .........  $19,904,704
                                                          ===========

---------
ADR American Depositary Receipts.
*    Non-income producing security.
**   Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

------------------------------------------------------------------
       SHARES                                             VALUE
------------------------------------------------------------------
                         EQUITY SECURITIES -- 98.90%
                         COMMON STOCKS -- 93.30%
                         BOTTLING+ - 0.02%
          2,404          Pepsi-Cola Puerto Rico
                           Bottling Company* ........  $    14,424
                                                       -----------

                         BROADCASTING - 1.54%
        181,200          Four Media Co.* ............      951,300
                                                       -----------

                         BUILDING & HOUSING - 6.67%
         86,350          Elcor Corp. ................    2,158,750
         85,500          Giant Cement
                           Holding, Inc.* ...........    1,961,156
                                                       -----------
                                                         4,119,906
                                                       -----------

                         COMMERCIAL SERVICES - 11.26%
         78,750          COMARCO, Inc.* .............    1,555,312
         34,700          Duff & Phelps Credit Rating
                           Co. ......................    2,773,831
        105,000          Steiner Leisure Ltd.* ......    2,625,000
                                                       -----------
                                                         6,954,143
                                                       -----------

                         COMMUNICATIONS - 5.11%
        126,500          Data Transmission Network
                           Corp.*++ .................    3,154,594
                                                       -----------

                         COMPUTER SERVICES - 3.69%
         62,900          Caci
                           International, Inc.* .....    1,340,556
         47,000          Sterling
                           Software, Inc.* ..........      940,000
                                                       -----------
                                                         2,280,556
                                                       -----------

                         COMPUTER SOFTWARE - 1.94%
        149,000          Zi Corp.* ..................    1,196,656
                                                       -----------

                         DIVERSIFIED OPERATIONS - 2.62%
        143,800          Alyn Corp.* ................      395,450
         29,000          Crane Co. ..................      650,687
         15,100          SPS Technologies, Inc.* ....      572,856
                                                       -----------
                                                         1,618,993
                                                       -----------

                         DRUGS & HOSPITAL SUPPLIES - 3.58%
        441,753          Global Pharmaceutical
                           Corp.* ...................    2,208,765
                                                       -----------

------------------------------------------------------------------
    SHARES                                             VALUE
------------------------------------------------------------------

                         ELECTRONICS - 3.03%
         26,100          Cubic Corp. ................  $   611,719
         71,400          Elantec
                           Semiconductor, Inc.* .....    1,262,887
                                                       -----------
                                                         1,874,606
                                                       -----------

                         FINANCIAL SERVICES - 1.88%
         35,900          Bank United Corp.,
                           Class A ..................    1,162,262
                                                       -----------

                         FOOD - MEAT PRODUCTS - 0.86%
        105,000          Hibernia Foods plc - ADR
                           * ........................      531,563
                                                       -----------

                         HOME FURNISHINGS - 1.76%
         55,200          Furniture Brands
                           International, Inc.* .....    1,086,750
                                                       -----------

                         HOTELS & MOTELS - 6.80%
        242,600          U.S. Franchise
                           System, Inc.* ............    4,200,013
                                                       -----------

                         HUMAN RESOURCES - 3.50%
        247,125          Butler
                           International, Inc.* .....    2,162,344
                                                       -----------

                         LIFE INSURANCE - 3.14%
         93,000          Penn Treaty American
                           Corp.* ...................    1,941,375
                                                       -----------

                         MACHINERY - CONSTRUCTION & MINING - 2.09%
         40,900          Terex Corp. ................    1,288,350
                                                       -----------

                         MEDICAL - DRUGS - 2.58%
         61,800          ChiRex, Inc.* ..............    1,595,213
                                                       -----------

                         MISCELLANEOUS INDUSTRIALS - 4.93%
         95,200          Kemet Corp. ................    3,043,425
                                                       -----------

                         NON-FERROUS METALS - 1.35%
         28,100          Mueller
                           Industries, Inc.* ........      834,219
                                                       -----------

                         OIL & GAS DRILLING - 1.40%
         52,600          Global Marine Inc.* ........      864,613
                                                       -----------

                         RADIO - 4.30%
         44,600          Cox Radio, Inc.,
                           Class A* .................    2,653,700
                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                           Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

------------------------------------------------------------------
    SHARES                                             VALUE
------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)

------------------------------------------------------------------
    SHARES                                             VALUE
------------------------------------------------------------------
                         REAL ESTATE INVESTMENT TRUST - 3.40%
         32,300          Glenborough Reality
                           Trust, Inc. ..............  $   532,950
         82,500          U.S. Restaurants
                           Properties, Inc. .........    1,567,500
                                                       -----------
                                                         2,100,450
                                                       -----------

                         RECREATIONAL CENTERS - 3.99%
         80,700          Bally Total Fitness Holding
                           Corp.* ...................    2,466,394
                                                       -----------

                         RENTAL/AUTO EQUIPMENT - 3.02%
         85,900          United Rentals, Inc.* ......    1,868,325
                                                       -----------
                         RETAIL - APPAREL/SHOE - 0.54%
         20,000          Claire's Stores, Inc. ......      331,250
                                                       -----------

                         RETAIL - RESTAURANTS - 2.71%
         67,000          Foodmaker, Inc.* ...........    1,670,813
                                                       -----------
                         STEEL - 1.92%
        237,000          Universal Stainless & Alloy
                           Products, Inc.* ..........    1,185,000
                                                       -----------

                         TRANSPORT - 0.44%
         36,000          Celadon Group, Inc.* .......      274,500
                                                       -----------
                         WIRELESS EQUIPTMENT - 3.23%
        104,900          DSP
                           Communications, Inc.* ....    1,993,100
                                                       -----------
                         Total Common Stocks
                           (cost - $50,954,610) .....   57,627,602
                                                       -----------

                         PREFERRED STOCKS - 5.23%

                         DRUGS & HOSPITAL SUPPLIES - 3.64%
          9,000          Global Pharmaceutical Corp.
                           Convertible Series C * ...    2,250,000
                                                       -----------

------------------------------------------------------------------
    SHARES                                             VALUE
------------------------------------------------------------------

                         FOOD - MEAT PRODUCTS - 1.59%
          7,000          Hibernia Foods plc - ADR
                           Convertible Series A
                           (a) ......................  $   984,375
                                                       -----------
                         Total Preferred Stocks
                           (cost - $1,600,000) ......    3,234,375
                                                       -----------

                         WARRANTS - 0.37%

                         DRUGS & HOSPITAL SUPPLIES - 0.37%
        225,000          Global Pharmaceutical Corp.
                           Convertible Series C* ....      225,000
                                                       -----------
                         Total Equity Securities
                           (cost - $52,554,610) .....   61,086,977
                                                       -----------

                         SHORT-TERM INVESTMENT - 2.25%
      1,391,893          Federated Investors, Trust
                           for Short-Term U.S.
                           Government Securities**
                           (cost - $1,391,893) ......    1,391,893
                                                       -----------
                         Total Investments -- 101.15%
                           (cost - $53,946,503) .....   62,478,870
                         Liabilities in excess of
                           other assets --
                           (1.15)% ..................     (714,876)
                                                       -----------
                         Net Assets -- 100.00% ......  $61,763,994
                                                       ===========

-----------------------------------------------------------------------------
ADR                    American Depositary Receipts.
+                      Including 646 shares of Buenos Aires Embottellabor SA,
                       with no market value.
++                     Security or a portion thereof is out on loan.
*                      Non-income producing security.
**                     Money market fund.
(a)                    Includes 70,000 shares of Class E and Class F
                       warrants, with no market value.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------
       SHARES                                               VALUE
--------------------------------------------------------------------
                         COMMON STOCKS -- 94.27%

                         BASIC INDUSTRY: MACHINERY-DIVERSIFIED
                           INDUSTRIALS - 5.16%
               35,000    Terex Corp.* .................  $ 1,102,500
                                                         -----------
                         COMPUTERS - MICRO - 4.55%
                8,000    International Business
                           Machines Corp.+ ............      971,000
                                                         -----------
                         CONSUMER: BEVERAGES - 4.40%
               55,000    Pepsi Bottling
                           Group, Inc. ................      938,437
                                                         -----------

                         CONSUMER: RESTAURANTS - 5.04%
               55,000    Darden Restaurants, Inc. .....    1,075,938
                                                         -----------

                         CONSUMER: WHOLESALE DISTRIBUTION - 2.45%
               18,032    McKesson HBOC, Inc. ..........      522,928
                                                         -----------

                         ENERGY: OIL & GAS E & P - 4.54%
              250,000    Chesapeake Energy Corp.* .....      968,750
                                                         -----------

                         FINANCIAL SERVICES: BROKERS AND ASSET
                           MANAGERS - 4.26%
               27,000    Charles Schwab Corp. (The) ...      909,562
                                                         -----------
                         FINANCIAL SERVICES: GOVERNMENT-SPONSORED
                           ENTERPRISES - 4.70%
               16,000    Fannie Mae ...................    1,003,000
                                                         -----------

                         FOOD-MISCELLANEOUS/DIVERSIFIED - 0.02%
                  600    Vlasic Foods International
                           Inc.*+ .....................        4,162
                                                         -----------

                         MEDIA-COMMUNICATIONS: BROADCASTING - 4.21%
               14,800    Time Warner Inc. .............      899,100
                                                         -----------
                         MEDIA-COMMUNICATIONS: BROADCASTING-
                           TELEVISION - 4.33%
               20,000    CBS Corp.* ...................      925,000
                                                         -----------

                         MEDIA-COMMUNICATIONS: BROADCASTING-
                           TV & RADIO - 4.72%
               26,000    USA Networks, Inc.* ..........    1,007,500
                                                         -----------

--------------------------------------------------------------------
       SHARES                                               VALUE
--------------------------------------------------------------------

                         MEDIA-COMMUNICATIONS: EUROPEAN
                           TELECOMMUNICATION SERVICES - 5.46%
                4,900    Vodafone AirTouch plc -
                           ADR ........................  $ 1,164,975
                                                         -----------

                         TECHNOLOGY: COMPUTER SCIENCES - 4.80%
               25,200    Affiliated Computer
                           Services, Inc. Class A* ....    1,023,750
                                                         -----------

                         TECHNOLOGY: COMPUTER SERVICES - 4.61%
               21,000    BISYS Group Inc. (The) * .....      985,031
                                                         -----------

                         TECHNOLOGY: COMPUTERS & OFFICE
                           EQUIPMENT - 6.16%
               18,400    EMC Corp.* ...................    1,314,450
                                                         -----------

                         TECHNOLOGY: ELECTRONIC COMPONENTS - 5.05%
               15,000    Solectron Corp.* .............    1,077,188
                                                         -----------

                         TECHNOLOGY: ENTERPRISE SOFTWARE - 6.02%
               24,000    Project Software &
                           Development, Inc.* .........    1,284,000
                                                         -----------

                         TECHNOLOGY: INTERNET-NEWS MEDIA - 8.57%
               17,600    America Online, Inc.* ........    1,830,400
                                                         -----------

                         TECHNOLOGY: SEMICONDUCTORS - 5.22%
               15,000    Intel Corp. ..................    1,114,688
                                                         -----------
                         Total Common Stocks
                           (cost - $16,523,388) .......   20,122,359
                                                         -----------

                         SHORT-TERM INVESTMENTS -- 6.49%
                         INVESTMENT COMPANIES - 0.17%
                  396    Automated Government Money
                           Trust**+ ...................          396
               35,483    Federated Investors, Trust for
                           Short-term U.S. Government
                           Securities**+ ..............       35,483
                                                         -----------
                                                              35,879
                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                              Focus List Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

--------------------------------------------------------------------
      PRINCIPAL
       AMOUNT
       (000'S)                                              VALUE
--------------------------------------------------------------------

        SHORT-TERM INVESTMENTS (CONTINUED)

--------------------------------------------------------------------
      PRINCIPAL
       AMOUNT
       (000'S)                                              VALUE
--------------------------------------------------------------------
                         U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.32%
       $        1,350    Federal Home Loan Bank
                           Discount Notes, 5.18%,
                           10/01/99+++.................  $ 1,350,000
                                                         -----------
                         Total Short-Term Investments
                           (cost - 1,385,879)..........    1,385,879
                                                         -----------
                         Total Investments -- 100.76%
                           (cost - $17,909,267)........   21,508,238
                         Liabilities in excess of other
                           assets -- (0.76)%...........     (162,365)
                                                         -----------
                         Net Assets -- 100.00% ........  $21,345,873
                                                         ===========

-----------------------------------------------------------------------------
ADR                    American Depositary Receipts.
*                      Non-income producing security.
**                     Money market fund.
+                      Not a Focus List Selection at September 30, 1999.
++                     Effective yield on the date of purchase.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------
    SHARES                                                               VALUE
---------------------------------------------------------------------------------
                  EQUITY SECURITIES -- 52.25%
                  ADVERTISING AGENCIES - 1.95%
     4,100        WPP Group plc - ADR ..............................  $   381,300
                                                                      -----------
                  AEROSPACE & DEFENSE - 1.09%
     3,600        United Tecnologies Corp. .........................      213,525
                                                                      -----------

                  AUTOMOBILES - 1.88%
     4,700        Ford Motor Co. ...................................      235,881
     2,100        General Motors Corp. .............................      132,169
                                                                      -----------
                                                                          368,050
                                                                      -----------

                  AUTOMOTIVE PARTS & EQUIPMENT - 1.03%
     7,600        Genuine Parts Co. ................................      201,875
                                                                      -----------
                  BANKS - 2.15%
     7,300        Bank of New York Co., Inc. (The) .................      244,094
     3,200        Bank of America Corp. ............................      178,200
                                                                      -----------
                                                                          422,294
                                                                      -----------
                  BROADCASTING - 0.40%
    15,000        Four Media Co.* ..................................       78,750
                                                                      -----------
                  BUILDING & HOUSING - 0.12%
     1,000        Giant Cement Holding, Inc.* ......................       22,937
                                                                      -----------
                  CHEMICALS - DIVERSIFIED - 1.21%
    13,300        Solutia Inc. .....................................      237,737
                                                                      -----------
                  COMMERCIAL SERVICES - 2.33%
    12,200        Dun & Bradstreet Corp. (The) .....................      364,475
     3,700        Steiner Leisure Ltd.* ............................       92,500
                                                                      -----------
                                                                          456,975
                                                                      -----------
                  COMMUNICATIONS - 0.55%
     4,300        Data Transmission Network Corp.*+ ................      107,231
                                                                      -----------
                  COMPUTERS - 1.49%
     2,400        International Business Machines Corp. ............      291,300
                                                                      -----------

---------------------------------------------------------------------------------
  SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  CONSULTING SERVICES - 0.35%
     4,300        Gartner Group, Inc.+ .............................  $    68,531
                                                                      -----------

                  COSMETICS & TOILETRIES - 1.02%
     5,900        Gillette Co. .....................................      200,585
                                                                      -----------

                  CREDIT & FINANCE - 3.54%
     5,300        Fannie Mae .......................................      332,244
     8,400        SLM Holding Corp. ................................      361,200
                                                                      -----------
                                                                          693,444
                                                                      -----------

                  DIVERSIFIED OPERATIONS - 2.90%
     2,300        General Electric Co. .............................      272,694
    10,000        Viad Corp. .......................................      295,000
                                                                      -----------
                                                                          567,694
                                                                      -----------

                  DRUGS & HOSPITAL SUPPLIES - 1.78%
     4,000        Baxter International, Inc. .......................      241,000
     1,600        Bristol-Myers Squibb Co. .........................      108,000
                                                                      -----------
                                                                          349,000
                                                                      -----------

                  ELECTRICITY - 0.57%
     2,200        FPL Group, Inc. ..................................      110,825
                                                                      -----------

                  FINANCIAL SERVICES - 1.58%
     7,050        Citigroup Inc. ...................................      310,200
                                                                      -----------

                  FOOD & BEVERAGES - 1.07%
     4,900        Heinz (H.J.) Co. .................................      210,700
                                                                      -----------

                  HEALTH CARE - 1.01%
     6,800        McKesson HBOC, Inc. ..............................      197,200
                                                                      -----------

                  HOTELS & MOTELS - 0.87%
     9,800        U.S. Franchise System, Inc.* .....................      169,662
                                                                      -----------

                  HUMAN RESOURCES - 0.29%
     6,600        Butler International, Inc.* ......................       57,750
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------------------
  SHARES                                                               VALUE
---------------------------------------------------------------------------------

          EQUITY SECURITIES (CONTINUED)

---------------------------------------------------------------------------------
  SHARES                                                               VALUE
---------------------------------------------------------------------------------
                  LIFE/HEALTH INSURANCE - 2.16%
     6,550        Aon Corp. ........................................  $   193,634
     8,900        Torchmark Corp. ..................................      230,288
                                                                      -----------
                                                                          423,922
                                                                      -----------
                  MEDICAL - DRUGS - 1.09%
     3,300        Merck & Co., Inc. ................................      213,881
                                                                      -----------
                  MULTI-LINE INSURANCE - 2.40%
     9,700        AllState Corp. ...................................      241,894
     4,100        AXA Financial Inc. ...............................      228,831
                                                                      -----------
                                                                          470,725
                                                                      -----------

                  NON-FERROUS METALS - 0.51%
     3,400        Mueller Industries, Inc.* ........................      100,938
                                                                      -----------

                  OIL COMPANIES-INTEGRATED - 3.86%
     3,000        Atlantic Richfield Co. ...........................      265,875
     2,800        Exxon Corp. ......................................      212,625
     4,400        Texaco, Inc. .....................................      277,750
                                                                      -----------
                                                                          756,250
                                                                      -----------

                  PAPER & PAPER RELATED PRODUCTS - 1.50%
     5,600        Kimberly-Clark Corp. .............................      294,000
                                                                      -----------

                  RADIO - 0.30%
     1,000        Cox Radio, Inc., Class A* ........................       59,500
                                                                      -----------

---------------------------------------------------------------------------------
  SHARES                                                               VALUE
---------------------------------------------------------------------------------

                  RENTAL/AUTO EQUIPMENT - 0.39%
     3,500        United Rentals, Inc.* ............................  $    76,125
                                                                      -----------

                  RETAIL - RESTAURANTS - 3.14%
     7,200        McDonald's Corp. .................................      309,600
    11,600        Wendy's International, Inc. ......................      305,950
                                                                      -----------
                                                                          615,550
                                                                      -----------

                  RETAIL - TOY STORES - 1.00%
    13,100        Toys 'R' Us, Inc. ................................      196,500
                                                                      -----------

                  SAVINGS & LOAN - 1.26%
     8,450        Washington Mutual, Inc. ..........................      247,163
                                                                      -----------

                  TELECOMMUNICATIONS - 1.54%
     5,900        SBC Communications, Inc. .........................      301,269
                                                                      -----------

                  TELEPHONE - LONG DISTANCE - 1.00%
     4,500        AT&T Corp. .......................................      195,750
                                                                      -----------

                  TOBACCO - 1.36%
     7,800        Philip Morris Cos. Inc. ..........................      266,663
                                                                      -----------

                  TOYS - 1.56%
    16,100        Mattel, Inc. .....................................      305,900
                                                                      -----------

                  Total Equity Securities
                    (cost - $9,764,417) ............................   10,241,701
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
  PRINCIPAL
    AMOUNT                                                          INTEREST          MATURITY
   (000'S)                                                           RATE(S)           DATE(S)          VALUE
----------------------------------------------------------------------------------------------------------------
                  LONG-TERM DEBT INVESTMENTS -- 46.26%
                  CORPORATE OBLIGATIONS - 17.36%
                  BANKS - 1.80%
   $   100        Firstar Bank Milwaukee, Senior Notes ........          6.250%            12/01/02  $    99,500
       250        NationsBank Corp., Senior Notes .............          7.000             05/15/03      253,125
                                                                                                     -----------
                                                                                                         352,625
                                                                                                     -----------
                  FINANCIAL - 1.27%
       100        Associates Corp. N.A., Senior Notes .........          6.625             06/15/05       98,500
        75        International Lease Finance Corp., Notes ....          6.125             11/01/99       75,029
        75        Morgan Stanley Dean Witter Discover & Co.,
                  Notes .......................................          6.750             03/04/03       74,906
                                                                                                     -----------
                                                                                                         248,435
                                                                                                     -----------
                  FOOD & BEVERAGES - 3.83%
        75        Anheuser Busch Cos. Inc., Notes .............          6.750             06/01/05       74,625
       200        Heinz (H.J.) Co., Notes .....................          6.000             03/15/08      189,750
       150        Hershey Foods Co., Notes ....................          6.700             10/01/05      151,125
       150        Safeway Inc., Notes .........................          6.050             11/15/03      144,221
       200        Sara Lee Corp., Notes .......................          6.150             06/19/08      191,250
                                                                                                     -----------
                                                                                                         750,971
                                                                                                     -----------
                  INDUSTRIAL - 8.93%
       200        American Home Products, Notes ...............          7.900             02/15/05      206,750
       250        Dow Chemical Co., Debentures ................          8.625             04/01/06      263,438
       250        Du Pont (E.I.) de Nemours Co., Notes ........          6.750             09/01/07      251,250
       200        Enron Oil & Gas, Notes ......................          6.700             11/15/06      195,000
       100        Gap, Inc., Notes ............................          6.900             09/15/07      100,250
        75        HNA Holdings, Inc., Notes ...................          6.125             02/01/04       73,219
        75        Pepsico Inc., Notes .........................          5.750             01/02/03       73,500
       200        Tribune Co., Notes ..........................          5.500             10/06/08      175,250
       150        Union Camp Corp., Notes .....................          6.500             11/15/07      144,750
       250        Wheeling Pittsburgh Corp., Notes ............          9.375             11/15/03      266,875
                                                                                                     -----------
                                                                                                       1,750,282
                                                                                                     -----------
                  MORTGAGE BACKED SECURITIES - 0.77%
       150        Residential Asset Securities Corp.,
                  Series 1999-Rs2 Class A13 ...................          7.525             01/25/01      150,375
                                                                                                     -----------
                  UTILITY-ELECTRIC - 0.76%
        75        Central Power & Light Co., Mortgage Backed
                  Series 93-G .................................          6.875             02/01/03       75,000
        75        Pacific Gas & Electric Co., Mortgage Backed
                  Series FF ...................................          6.250             03/01/04       73,688
                                                                                                     -----------
                                                                                                         148,688
                                                                                                     -----------
                  Total Corporate Obligations (cost -
                  $3,554,509) .................................                                        3,401,376
                                                                                                     -----------
                  U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.64%
                  FANNIE MAE - 12.94%
     2,601        Pass-thru-Pools .............................    6.000-8.000    08/01/06-08/01/29    2,536,635
                                                                                                     -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                               Balanced Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------
  PRINCIPAL
    AMOUNT                                                          INTEREST          MATURITY
   (000'S)                                                           RATE(S)           DATE(S)          VALUE
----------------------------------------------------------------------------------------------------------------
                  LONG-TERM DEBT INVESTMENTS (CONTINUED)
                  FEDERAL HOME LOAN BANK - 1.01%
   $   200        Bond ........................................          6.500%            07/15/04  $   198,922
                                                                                                     -----------
                  FREDDIE MAC - 5.05%
     1,049        Pass-thru-Pools .............................    5.125-7.000    04/15/08-07/01/29      990,352
                                                                                                     -----------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 5.64%
     1,108        Pass-thru-Pools .............................    6.000-8.500    07/15/17-06/15/28    1,106,693
                                                                                                     -----------
                  Total U.S. Government Agency Obligations
                  (cost - $4,997,539) .........................                                        4,832,602
                                                                                                     -----------
                  U.S. GOVERNMENT OBLIGATIONS - 4.26%
       150        U.S. Treasury Bonds .........................          7.500             11/15/16      166,167
       650        U.S. Treasury Notes .........................    6.125-7.000    07/15/06-08/15/07      668,333
                                                                                                     -----------
                  Total U.S. Government Obligations (cost -
                  $847,364) ...................................                                          834,500
                                                                                                     -----------
                  Total Long-Term Debt Investments (cost -
                  $9,399,412) .................................                                        9,068,478
                                                                                                     -----------
                  SHORT-TERM INVESTMENTS -- 1.19%
                  U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.02%
       200        Federal Home Loan Bank Discount Notes
                  (cost - $199,914) ...........................        5.130++             10/04/99      199,914
                                                                                                     -----------

    SHARES
    ------
                  INVESTMENT COMPANIES - 0.17%
    32,827        Federated Investors, Trust for Short-Term
                    U.S. Government Securities** (cost -
                    $32,827) ..................................       32,827
                                                                 -----------
                  Total Short-Term Investments (cost -
                    $232,741) .................................      232,741
                                                                 -----------
                  Total Investments -- 99.70% (cost -
                    $19,396,570) ..............................   19,542,920
                  Other assets in excess of liabilities --
                    0.30% .....................................       58,738
                                                                 -----------
                  Net Assets -- 100.00% .......................  $19,601,658
                                                                 ===========

-------------------------------------------------------------------------------
ADR        American Depositary Receipts.
+          Security or a portion thereof is out on loan.
++         Effective yield on the date of purchase.
*          Non-income producing security.
**         Money market fund.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------
       SHARES                                                VALUE
---------------------------------------------------------------------
                         COMMON STOCKS -- 95.72%

                         AUSTRALIA - 0.63%
                         DIVERSIFIED MINERALS - 0.63%
        12,700           Broken Hill Proprietary Co.
                           Ltd.
                           (cost - $145,026) ...........  $   146,290
                                                          -----------

                         CANADA - 1.24%
                         COMMUNICATIONS SOFTWARE - 0.17%
         1,300           Research In Motion Ltd.* ......       40,219
                                                          -----------
                         FINANCE-INVESTMENT BANKING/BROKERAGE - 0.19%
         3,300           TD Waterhouse Group, Inc.* ....       43,117
                                                          -----------
                         MEDICAL-DRUGS - 0.24%
         2,300           BioChem Pharma Inc.* ..........       55,056
                                                          -----------
                         NETWORK SOFTWARE - 0.24%
         2,100           Newbridge Networks Corp.* .....       54,731
                                                          -----------
                         TELECOMMUNICATION EQUIPMENT - 0.40%
         1,800           Nortel Networks Corp. .........       91,800
                                                          -----------
                         Total Canada (cost -
                           $314,506) ...................      284,923
                                                          -----------
                         FINLAND - 4.31%
                         PAPER & RELATED PRODUCTS - 0.47%
         3,200           UPM-Kymmene Oyj ...............      109,054
                                                          -----------
                         TELECOMMUNICATION EQUIPMENT - 3.84%
         9,900           Nokia Oyj, Class A ............      886,696
                                                          -----------
                         Total Finland (cost -
                           $652,873) ...................      995,750
                                                          -----------

                         FRANCE - 8.05%
                         COMPUTER SERVICES - 1.64%
         2,400           Cap Gemini SA .................      378,283
                                                          -----------
                         COMPUTERS-INTEGRATED SYSTEMS - 1.51%
         4,300           Equant NV* ....................      349,869
                                                          -----------
                         ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.31%
         9,800           STMicroelectronics NV* ........      763,978
                                                          -----------
                         FOOD-RETAIL - 0.83%
         1,200           Carrefour SA ..................      192,081
                                                          -----------
                         OIL COMPANIES-INTEGRATED - 0.76%
         1,000           Elf Aquitaine SA ..............      174,658
                                                          -----------
                         Total France (cost -
                           $1,703,814) .................    1,858,869
                                                          -----------

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

                         GERMANY - 4.74%
                         DIVERSIFIED MANUFACTURING OPERATIONS - 1.30%
         3,700           Siemens AG ....................  $   301,444
                                                          -----------
                         DIVERSIFIED OPERATIONS - 0.48%
         2,200           Preussag AG ...................      110,588
                                                          -----------
                         MACHINERY-GENERAL INDUSTRY - 2.44%
         3,600           Mannesmann AG .................      564,357
                                                          -----------
                         MONEY CENTER BANKS - 0.52%
         1,800           Deutsche Bank AG ..............      119,466
                                                          -----------
                         Total Germany (cost -
                           $956,506) ...................    1,095,855
                                                          -----------

                         HONG KONG - 5.68%
                         DIVERSIFIED OPERATIONS - 1.65%
        98,000           First Pacific Co., Ltd. .......       59,929
        19,000           Hutchinson Whampoa Ltd. .......      176,729
        50,000           Wharf (Holdings) Ltd. .........      144,511
                                                          -----------
                                                              381,169
                                                          -----------
                         MONEY CENTER BANKS - 2.78%
        56,000           HSBC Holdings plc .............      641,643
                                                          -----------
                         REAL ESTATE DEVELOPMENT - 0.94%
        26,000           Cheung Kong (Holdings) Ltd. ...      216,735
                                                          -----------
                         TELEVISION - 0.31%
        17,000           Television Broadcasts Ltd. ....       72,661
                                                          -----------
                         Total Hong Kong (cost -
                           $1,266,305) .................    1,312,208
                                                          -----------

                         IRELAND - 0.21%
                         BUILDING & CONSTRUCTION
                           PRODUCTS-MISCELLANEOUS - 0.21%
         2,600           CRH plc (cost - $53,168) ......       49,592
                                                          -----------

                         ISRAEL - 0.37%
                         COMPUTER DATA SECURITY - 0.37%
         1,000           Check Point Software* (cost -
                           $91,597) ....................       84,437
                                                          -----------

                         JAPAN - 43.65%
                         AUDIO/VIDEO PRODUCTS - 2.33%
         3,600           Sony Corp. ....................      537,971
                                                          -----------
                         CELLULAR TELECOMMUNICATIONS - 3.84%
         4,500           NTT Mobile Communications
                           Network, Inc. ...............      887,601
                                                          -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)
         JAPAN (CONTINUED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         COMPUTER SOFTWARE - 0.22%
           400           Trans Cosmos Inc. .............  $    49,969
                                                          -----------
                         COMPUTERS-INTEGRATED SYSTEMS - 4.59%
        34,000           Fujitsu Ltd. ..................    1,060,237
                                                          -----------
                         COSMETICS & TOILETRIES - 2.20%
        18,000           Kao Corp. .....................      508,891
                                                          -----------
                         ELECTRONIC COMPONENTS-MISCELLANEOUS - 4.48%
         4,000           Alps Electric Co., Ltd. .......       83,594
           500           Mabuchi Motor Co., Ltd. .......       65,091
         8,000           Murata Manufacturing Co.,
                           Ltd. ........................      804,007
        11,000           Toshiba Corp. .................       81,932
                                                          -----------
                                                            1,034,624
                                                          -----------
                         ELECTRONIC COMPONENTS-SEMICONDUCTORS - 4.53%
         2,100           Rohm Co. Ltd. .................      438,869
         7,000           Tokyo Electron Ltd. ...........      608,171
                                                          -----------
                                                            1,047,040
                                                          -----------
                         ELECTRONIC MEASUREMENT INSTRUMENTS - 0.35%
           300           Keyence Corp. .................       80,307
                                                          -----------
                         FINANCE-CONSUMER LOANS - 0.94%
           292           Shokoh Fund & Co., Ltd. .......      218,040
                                                          -----------
                         FINANCE-INVESTMENT BANKING/BROKERAGE - 3.26%
        89,000           The Nikko Securities Co.,
                           Ltd. ........................      752,347
                                                          -----------
                         INTERNET CONTENT - 4.94%
         3,000           SOFTBANK Corp. ................    1,141,201
                                                          -----------
                         MEDICAL-DRUGS - 3.59%
        11,000           Takeda Chemical Industries,
                           Ltd. ........................      594,082
         5,000           Yamanouchi Pharmaceutical Co.,
                           Ltd. ........................      234,345
                                                          -----------
                                                              828,427
                                                          -----------
                         MONEY CENTER BANKS - 2.49%
        27,000           Bank of Tokyo-Mitsubishi,
                           Ltd. ........................      414,636
         5,000           The Mitsubishi Trust & Banking
                           Corp. .......................       61,052
         4,000           The Sanwa Bank, Ltd. ..........       53,538
         3,000           The Sumitomo Bank, Ltd. .......       45,084
                                                          -----------
                                                              574,310
                                                          -----------

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

         JAPAN (CONTINUED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.42%
         5,000           Nikon Corp. ...................  $    96,274
                                                          -----------
                         RETAIL-APPAREL/SHOE - 0.34%
           400           Fast Retailing Co. Ltd. .......       79,274
                                                          -----------
                         RETAIL-CONVENIENCE STORES - 0.38%
         1,000           Seven-Eleven Japan Co.,
                           Ltd. ........................       87,821
                                                          -----------
                         RETAIL-MISCELLANEOUS/DIVERSIFIED - 0.72%
         2,000           Ito Yokado Co., Ltd. ..........      165,310
                                                          -----------
                         TELECOMMUNICATION EQUIPMENT - 2.89%
         6,000           Matsushita Electric Industrial
                           Co., Ltd. ...................      667,814
                                                          -----------
                         TELECOMMUNICATION SERVICES - 0.44%
           900           NTT Data Corp. ................      101,440
                                                          -----------
                         TELEPHONE-INTEGRATED - 0.48%
           900           Nippon Telegraph & Telephone
                           Corp. .......................      110,739
                                                          -----------
                         TRANSPORT-SERVICES - 0.22%
         2,000           Yamato Transport Co., Ltd. ....       50,814
                                                          -----------
                         Total Japan (cost -
                           $6,666,419) .................   10,080,451
                                                          -----------

                         NETHERLANDS - 4.79%
                         COMPUTER SERVICES - 1.12%
         4,800           Getronics NV ..................      258,919
                                                          -----------
                         COMPUTERS-INTEGRATED SYSTEMS - 2.29%
         7,800           ASM Lithography Holding NV* ...      528,318
                                                          -----------
                         ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.15%
         2,636           Koninklijke (Royal) Philips
                           Electronics NV ..............      265,290
                                                          -----------
                         OIL COMPANIES-INTEGRATED - 0.23%
           900           Royal Dutch Petroleum Co. .....       52,238
                                                          -----------
                         Total Netherlands (cost -
                           $989,452) ...................    1,104,765
                                                          -----------

                         NORWAY - 0.24%
                         OIL-FIELD SERVICES - 0.24%
         3,000           Petroleum Geo-Services ASA*
                           (cost - $69,208) ............       56,306
                                                          -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

         COMMON STOCKS (CONTINUED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         SINGAPORE - 4.32%
                         MONEY CENTER BANKS - 3.06%
        52,335           DBS Group Holdings Ltd. .......  $   584,759
         9,000           Overseas-Chinese Banking Corp.
                           Ltd. ........................       69,863
         7,000           United Overseas Bank Ltd. .....       53,103
                                                          -----------
                                                              707,725
                                                          -----------
                         PUBLISHING-NEWSPAPERS - 0.95%
        14,000           Singapore Press Holdings
                           Ltd. ........................      220,645
                                                          -----------
                         REAL ESTATE DEVELOPMENT - 0.31%
        14,000           City Developments Ltd. ........       71,216
                                                          -----------
                         Total Singapore (cost -
                           $864,768) ...................      999,586
                                                          -----------

                         SOUTH KOREA - 2.54%
                         ELECTRIC PRODUCTS-MISCELLANEOUS - 0.95%
         2,700           Samsung Electronics, GDR+ .....      218,625
                                                          -----------
                         STEEL-PRODUCERS - 0.65%
         4,800           Pohang Iron & Steel Ltd.,
                           ADR .........................      150,300
                                                          -----------
                         TELECOMMUNICATION SERVICES - 0.94%
         3,300           Korea Telecom Corp., ADR* .....      122,100
         9,200           SK Telecom Co. Ltd., ADR ......       94,875
                                                          -----------
                                                              216,975
                                                          -----------
                         Total South Korea (cost -
                           $662,310) ...................      585,900
                                                          -----------
                         SWEDEN - 4.44%
                         ENGINEERING/R & D SERVICES - 1.78%
         4,000           ABB Ltd.* .....................      410,355
                                                          -----------
                         MACHINERY-CONSTRUCTION & MINING - 0.23%
         1,700           Atlas Copco AB- Class A
                           Shares ......................       47,696
           242           Atlas Copco AB- Class A Shares
                           (New) .......................        6,657
                                                          -----------
                                                               54,353
                                                          -----------
                         PAPER & RELATED PRODUCTS - 0.21%
         1,700           Svenska Cellulosa AB - Class B
                           Shares ......................       45,311
         1,700           Svenska Cellulosa AB - Class B
                           Shares,
                           Rights Issue (10/22/99)* ....        2,713
                                                          -----------
                                                               48,024
                                                          -----------
                         RETAIL-APPAREL/SHOE - 0.44%
         4,000           Hennes & Mauritz AB ...........      100,759
                                                          -----------

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

       SWEDEN (CONTINUED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         SECURITY SERVICES - 0.36%
         5,600           Securitas AB - Class B
                           Shares ......................  $    84,023
                                                          -----------
                         TELECOMMUNICATION EQUIPMENT - 1.42%
        10,500           Telefonaktiebolaget LM
                           Ericsson, ADR ...............      328,125
                                                          -----------
                         Total Sweden (cost -
                           $1,032,985) .................    1,025,639
                                                          -----------

                         THAILAND - 0.08%
                         COMMERCIAL BANKS-PACIFIC RIM - 0.08%
         9,600           Thai Farmers Bank Public Co.,
                           Ltd. ........................       11,319
         9,600           Thai Farmers Bank Public Co.,
                           Ltd., Rights Issue
                           (10/21/99)* .................        6,627
                                                          -----------
                         Total Thailand (cost -
                           $31,831) ....................       17,946
                                                          -----------

                         UNITED KINGDOM - 9.80%
                         CELLULAR TELECOMMUNICATIONS - 2.57%
        25,100           Vodafone AirTouch plc Ord
                           0.10p .......................      594,429
                                                          -----------
                         COMPUTER SERVICES - 1.11%
        19,500           Logica plc Ord 10p ............      255,311
                                                          -----------
                         DIVERSIFIED MANUFACTURING OPERATIONS - 2.08%
        19,700           General Electric Company plc
                           5p ..........................      189,148
        60,000           Invensys plc 25p ..............      292,489
                                                          -----------
                                                              481,637
                                                          -----------
                         INTERNET SOFTWARE - 0.11%
        11,000           Freeserve plc 25p* ............       26,495
                                                          -----------
                         OIL COMPANIES-INTEGRATED - 1.42%
        17,900           BP Amoco plc 50p ..............      326,928
                                                          -----------
                         RETAIL-CONSUMER ELECTRONICS - 0.65%
         8,400           Dixons Group plc Ord 10p ......      149,683
                                                          -----------
                         TELECOMMUNICATION SERVICES - 1.86%
        18,100           COLT Telecom Group plc Ord
                           25p* ........................      430,440
                                                          -----------
                         Total United Kingdom (cost -
                           $1,983,026) .................    2,264,923
                                                          -----------

                         UNITED STATES - 0.63%
                         ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.20%
           500           PMC-Sierra, Inc.* .............       46,250
                                                          -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------

       COMMON STOCKS (CONTINUED)
       UNITED STATES (CONTINUED)

---------------------------------------------------------------------
    SHARES                                                VALUE
---------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES - 0.43%
         5,000           Global TeleSystems
                           Group, Inc.* ................  $    98,594
                                                          -----------
                         Total United States (cost -
                           $230,144) ...................      144,844
                                                          -----------
                         Total Common Stocks (cost -
                           $17,713,938) ................   22,108,284
                                                          -----------

                         SHORT-TERM INVESTMENTS -- 5.01%

                         UNITED STATES - 5.01%
                         INVESTMENT COMPANIES - 5.01%
       449,246           Automated Government Money
                           Trust .......................      449,246
       707,414           Federated Investors, Trust for
                           Short-term
                           U.S. Government
                           Securities ..................      707,414
                                                          -----------
                                                            1,156,660
                                                          -----------
                         Total Short-Term Investments
                           (cost - $1,156,660) .........    1,156,660
                                                          -----------
                         Total Investments -- 100.73%
                           (cost - $18,870,598) ........   23,264,944
                         Liabilities in excess of other
                           assets -- (0.73)% ...........     (169,559)
                                                          -----------
                         Net Assets -- 100.00% .........  $23,095,385
                                                          ===========

----------------------------------------------------------------------------
ADR                    American Depositary Receipts.
GDR                    Global Depositary Receipts.
*                      Non-income producing security.
+                      SEC Rule 144A security, such securities are traded
                       only among "qualified institutional buyers."

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                                             LARGE CAP     SMALL CAP                                INTERNATIONAL
                               S&P STARS     THE INSIDERS      VALUE         VALUE      FOCUS LIST     BALANCED        EQUITY
                               PORTFOLIO     SELECT FUND     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                              ------------   ------------   -----------   -----------   -----------   -----------   -------------
ASSETS
  Investments, at value
    (cost - $479,870,070,
    $36,949,913,
    $16,907,995,
    $53,946,503,
    $17,909,267, $19,396,570
    and $18,870,598,
    respectively)...........  $595,045,428   $40,256,962    $20,071,896   $62,478,870   $21,508,238   $19,542,920    $23,264,944
  Receivable for Portfolio
    shares sold.............    10,750,775        42,713         36,007        34,600       117,406         7,000         72,544
  Collateral received for
    securities loaned.......     3,040,000            --             --     2,841,800            --       111,800             --
  Receivable for investments
    sold....................       589,730            --        244,404            --       861,875       208,186        118,913
  Dividends, interest and
    reclaims receivable, if
    any.....................       213,575        24,731         40,104        24,758         1,259       181,342         60,491
  Receivable from investment
    adviser.................            --         9,366         21,760            --        10,951        32,014         25,193
  Deferred organization
    expenses and other
    asset...................        70,390        64,800         30,712        35,593        54,046        69,351         80,538
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
        Total assets........   609,709,898    40,398,572     20,444,883    65,415,621    22,553,775    20,152,613     23,622,623
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
LIABILITIES
  Payable for investments
    purchased...............     4,354,480            --        371,050       569,712     1,075,938       345,739        334,713
  Payable upon return for
    securities loaned.......     3,040,000            --             --     2,841,800            --       111,800             --
  Payable for open forward
    foreign currency
    exchange contracts......            --            --             --            --            --            --         66,217
  Payable for Portfolio
    shares repurchased......     1,516,540       142,831         60,407        34,332        21,618           601         19,909
  Distribution and service
    fees payable (Class A, B
    and C shares)...........       884,103        79,002         30,455        65,787        38,488        15,820         36,895
  Loan payable..............       565,200            --             --            --            --            --             --
  Advisory fee payable......       282,468            --             --        15,426            --            --             --
  Administration fee
    payable.................        71,956         5,101          2,080         7,745         2,063         1,978          2,825
  Custodian fee payable.....            --         3,223          1,820         4,700         2,440         5,113          5,207
  Accrued expenses..........       208,141        98,064         74,367       112,125        67,355        69,904         61,472
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
        Total liabilities...    10,922,888       328,221        540,179     3,651,627     1,207,902       550,955        527,238
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
NET ASSETS
  Capital stock, $0.001 par
    value (unlimited shares
    of beneficial interest
    authorized).............        23,808         2,437          1,039         3,029         1,261         1,541          1,351
  Paid-in capital...........   478,527,388    33,780,539     14,391,616    49,477,637    18,354,534    19,467,197     18,636,758
  Undistributed net
    investment
    income/(loss)...........    (2,905,369)       27,390         62,088      (187,144)      (70,836)       66,844        (84,656)
  Accumulated net realized
    gain/(loss) from
    investments and foreign
    currency related
    transactions, if any....     7,965,825     2,952,936      2,286,060     3,938,105      (538,057)      (80,274)       214,755
  Net unrealized
    appreciation on
    investments and foreign
    currency related
    transactions, if any....   115,175,358     3,307,049      3,163,901     8,532,367     3,598,971       146,350      4,327,177
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
        Net assets..........  $598,787,010   $40,070,351    $19,904,704   $61,763,994   $21,345,873   $19,601,658    $23,095,385
                              ============   ===========    ===========   ===========   ===========   ===========    ===========
CLASS A
  Net assets................  $287,177,826   $21,437,262    $ 8,839,810   $19,463,356   $10,711,084   $ 4,623,435    $15,000,278
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Shares of beneficial
    interest outstanding....    11,373,313     1,293,732        460,057       953,856       629,502       364,297        874,692
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Net asset value per
    share...................        $25.25        $16.57         $19.22        $20.40        $17.02        $12.69         $17.15

                              ============   ===========    ===========   ===========   ===========   ===========    ===========

  Maximum offering price per
    share (net asset value.
    plus sales charge of
    5.50%* of the offering
    price)                          $26.72        $17.53         $20.34        $21.59        $18.01        $13.43         $18.15

                              ============   ===========    ===========   ===========   ===========   ===========    ===========
CLASS B
  Net assets................  $105,268,433   $ 7,281,362    $ 1,925,030   $ 3,257,136   $ 5,823,487   $ 2,062,497    $ 4,308,179
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Shares of beneficial
    interest outstanding....     4,227,405       447,636        101,601       162,050       345,937       163,294        253,415
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Net asset value and
    offering price per
    share**.................        $24.90        $16.27         $18.95        $20.10        $16.83        $12.63         $17.00

                              ============   ===========    ===========   ===========   ===========   ===========    ===========
CLASS C
  Net assets................  $134,233,116   $10,364,564    $ 4,955,894   $11,945,106   $ 4,811,302   $ 1,665,377    $ 3,786,928
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Shares of beneficial
    interest outstanding....     5,391,785       637,436        260,797       594,578       285,656       131,893        222,713
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Net asset value and
    offering price per
    share**.................        $24.90        $16.26         $19.00        $20.09        $16.84        $12.63         $17.00

                              ============   ===========    ===========   ===========   ===========   ===========    ===========
CLASS Y
  Net assets................  $ 72,107,635   $   987,163    $ 4,183,970   $27,098,396            --   $11,250,349             --
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Shares of beneficial
    interest outstanding....     2,815,068        58,345        216,833     1,317,900            --       881,785             --
                              ------------   -----------    -----------   -----------   -----------   -----------    -----------
  Net asset value, offering
    and redemption price per
    share...................        $25.61        $16.92         $19.30        $20.56            --        $12.76             --

                              ============   ===========    ===========   ===========   ===========   ===========    ===========

----------
 *On investments of $50,000 or more, the offering price is reduced. **Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENTS OF OPERATIONS

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                                                LARGE CAP    SMALL CAP      FOCUS                  INTERNATIONAL
                                   S&P STARS    THE INSIDERS      VALUE        VALUE        LIST       BALANCED        EQUITY
                                   PORTFOLIO    SELECT FUND     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
                                  -----------   ------------   -----------   ----------   ---------   ----------   --------------
INVESTMENT INCOME
  Dividends.....................  $ 1,172,194   $   352,213    $   203,224   $  179,529   $ 47,995    $  92,541      $   69,917
  Interest......................       46,191        86,089         11,445       81,619     35,935      323,063          30,266
      Less: Foreign taxes
        withheld................       (7,057)         (892)          (327)          --     (4,314)        (122)         (2,563)
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
                                    1,211,328       437,410        214,342      261,148     79,616      415,482          97,620
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
EXPENSES
  Advisory fees.................    1,894,752       148,946         81,030      237,939     59,050       66,121          94,008
  Distribution fees -
    Class A.....................      615,059        60,015         24,026       52,391     22,237       12,054          29,449
  Distribution fees -
    Class B.....................      373,120        42,148          9,792       16,054     25,822       10,608          18,539
  Distribution fees -
    Class C.....................      589,955        58,338         26,989       61,243     20,538        7,805          16,571
  Transfer agent fees and
    expenses....................      214,114        87,131         74,279       73,200     49,140       77,747          62,610
  Accounting fees...............      210,706        63,924         46,650       72,598     39,847       53,680          49,622
  Administration fees...........      378,950        33,827         16,206       47,475     13,625       15,259          14,101
  Federal and state registration
    fees........................       87,321        28,969         22,771       23,587     26,695       22,696          23,206
  Legal and auditing fees.......       38,500        25,071         18,881       45,510     19,576       20,219          20,499
  Custodian fees and expenses...       22,542         8,531          4,216       10,372      6,405        8,418          16,499
  Amortization of organization
    expenses....................       20,415        18,110          7,869       10,832      3,964        5,388           6,118
  Reports and notices to
    shareholders................       35,138         5,028          1,131       18,409      2,039        1,449           2,999
  Insurance expenses............        3,532         3,134          2,966        3,135      2,964        2,937           2,910
  Trustees' fees and expenses...        2,000         2,196          1,610        3,510      2,040        2,045           2,000
  Other.........................       17,726         1,577          1,501        4,353        640        1,607           1,828
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
      Total expenses before
        waivers and related
        reimbursements..........    4,503,830       586,945        339,917      680,608    294,582      308,033         360,959
      Less: waivers and related
        reimbursements..........     (387,133)     (167,000)      (170,448)    (232,316)  (144,130)    (206,456)       (178,683)
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
      Total expenses after
        waivers and related
        reimbursements..........    4,116,697       419,945        169,469      448,292    150,452      101,577         182,276
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
  Net investment
    income/(loss)...............   (2,905,369)       17,465         44,873     (187,144)   (70,836)     313,905         (84,656)
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investments.................    8,862,001     2,518,245      1,659,103    3,675,690    115,363       88,942         511,274
    Foreign currency related
      transactions..............           --            --             --           --         --           --        (319,702)
  Net change in unrealized
    appreciation on:
    Investments.................    6,158,491    (3,500,945)    (2,182,049)   4,285,501   (562,846)    (886,412)      2,520,207
    Foreign currency related
      transactions..............           --            --             --           --         --           --            (126)
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
  Net realized and unrealized
    gain/(loss) on
    investments.................   15,020,492      (982,700)      (522,946)   7,961,191   (447,483)    (797,470)      2,711,653
                                  -----------   -----------    -----------   ----------   ---------   ---------      ----------
NET INCREASE/(DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................  $12,115,123   $  (965,235)   $  (478,073)  $7,774,047   $(518,319)  $(483,565)     $2,626,997
                                  ===========   ===========    ===========   ==========   =========   =========      ==========

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                S&P STARS PORTFOLIO               THE INSIDERS SELECT FUND           LARGE CAP VALUE PORTFOLIO
                         ----------------------------------  ----------------------------------  ----------------------------------
                              FOR THE           FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                          SIX MONTHS ENDED    FISCAL YEAR     SIX MONTHS ENDED    FISCAL YEAR     SIX MONTHS ENDED    FISCAL YEAR
                         SEPTEMBER 30, 1999      ENDED       SEPTEMBER 30, 1999      ENDED       SEPTEMBER 30, 1999      ENDED
                            (UNAUDITED)      MARCH 31, 1999     (UNAUDITED)      MARCH 31, 1999     (UNAUDITED)      MARCH 31, 1999
                         ------------------  --------------  ------------------  --------------  ------------------  --------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
  Net investment
    income/(loss)......     $ (2,905,369)     $ (2,293,626)      $    17,465      $     9,925        $    44,873      $   119,515
  Net realized
    gain/(loss) from
    investments........        8,862,001         5,095,349         2,518,245          434,689          1,659,103        1,012,884
  Net change in
    unrealized
    appreciation on
    investments........        6,158,491        69,260,476        (3,500,945)        (424,713)        (2,182,049)        (291,673)
                            ------------      ------------       -----------      -----------        -----------      -----------
  Net
    increase/(decrease)
    in net assets
    resulting from
    operations.........       12,115,123        72,062,199          (965,235)          19,901           (478,073)         840,726
                            ------------      ------------       -----------      -----------        -----------      -----------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares.....               --                --                --               --                 --          (52,112)
    Class B shares.....               --                --                --               --                 --           (4,736)
    Class C shares.....               --                --                --               --                 --           (3,697)
    Class Y shares.....               --                --                --               --                 --          (58,015)
                            ------------      ------------       -----------      -----------        -----------      -----------
                                      --                --                --               --                 --         (118,560)
                            ------------      ------------       -----------      -----------        -----------      -----------
  Net realized capital
    gains
    Class A shares.....               --        (6,112,211)               --       (1,358,815)                --         (807,345)
    Class B shares.....               --          (944,991)               --         (434,161)                --         (114,321)
    Class C shares.....               --        (3,004,046)               --         (675,728)                --         (474,805)
    Class Y shares.....               --        (1,819,866)               --          (54,124)                --         (487,820)
                            ------------      ------------       -----------      -----------        -----------      -----------
                                      --       (11,881,114)               --       (2,522,828)                --       (1,884,291)
                            ------------      ------------       -----------      -----------        -----------      -----------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from the
    sale of shares.....      234,837,967       370,960,712         3,971,370       26,721,919          2,257,090        9,602,484
  Cost of shares
    repurchased........      (53,751,829)     (250,991,253)       (8,572,876)     (18,667,292)        (3,452,828)      (9,537,890)
  Shares issued in
    reinvestment of
    dividends..........               --        11,062,277                --        2,358,103                 --        1,621,941
                            ------------      ------------       -----------      -----------        -----------      -----------
  Net
    increase/(decrease)
    in net assets
    derived from shares
    of beneficial
    interest
    transactions.......      181,086,138       131,031,736        (4,601,506)      10,412,730         (1,195,738)       1,686,535
                            ------------      ------------       -----------      -----------        -----------      -----------
  Total
    increase/(decrease)
    in net assets......      193,201,261       191,212,821        (5,566,741)       7,909,803         (1,673,811)         524,410
NET ASSETS
  Beginning of
    period.............      405,585,749       214,372,928        45,637,092       37,727,289         21,578,515       21,054,105
                            ------------      ------------       -----------      -----------        -----------      -----------
  End of period*.......     $598,787,010      $405,585,749       $40,070,351      $45,637,092        $19,904,704      $21,578,515
                            ============      ============       ===========      ===========        ===========      ===========

--------------------------------------------------------------------------------
  *  Includes undistributed net investment income as follows:

                                   FOR THE SIX            FOR THE
                                  MONTHS ENDED             FISCAL
                               SEPTEMBER 30, 1999        YEAR ENDED
                                   (UNAUDITED)         MARCH 31, 1999
                             -----------------------   --------------
    The Insiders Select
     Fund..................          $27,390              $ 9,925
    Large Cap Value
     Portfolio.............           62,088               17,215
    Balanced Portfolio.....           66,844               36,656

The accompanying notes are an integral part of the financial statements.

                             SMALL CAP VALUE PORTFOLIO              FOCUS LIST PORTFOLIO                 BALANCED PORTFOLIO
                         ----------------------------------  ----------------------------------  ----------------------------------
                              FOR THE           FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                          SIX MONTHS ENDED    FISCAL YEAR     SIX MONTHS ENDED    FISCAL YEAR     SIX MONTHS ENDED    FISCAL YEAR
                         SEPTEMBER 30, 1999      ENDED       SEPTEMBER 30, 1999      ENDED       SEPTEMBER 30, 1999      ENDED
                            (UNAUDITED)      MARCH 31, 1999     (UNAUDITED)      MARCH 31, 1999     (UNAUDITED)      MARCH 31, 1999
                         ------------------  --------------  ------------------  --------------  ------------------  --------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
  Net investment
    income/(loss)......      $  (187,144)     $  (350,567)       $   (70,836)     $   (82,665)       $   313,905      $   447,144
  Net realized
    gain/(loss) from
    investments........        3,675,690          262,412            115,363         (653,420)            88,942         (169,216)
  Net change in
    unrealized
    appreciation on
    investments........        4,285,501      (15,312,529)          (562,846)       3,662,162           (886,412)         426,454
                             -----------      -----------        -----------      -----------        -----------      -----------
  Net
    increase/(decrease)
    in net assets
    resulting from
    operations.........        7,774,047      (15,400,684)          (518,319)       2,926,077           (483,565)         704,382
                             -----------      -----------        -----------      -----------        -----------      -----------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares.....               --               --                 --               --            (65,090)        (121,594)
    Class B shares.....               --               --                 --               --            (27,413)         (32,964)
    Class C shares.....               --               --                 --               --            (21,057)         (21,505)
    Class Y shares.....               --               --                 --               --           (170,157)        (251,191)
                             -----------      -----------        -----------      -----------        -----------      -----------
                                      --               --                 --               --           (283,717)        (427,254)
                             -----------      -----------        -----------      -----------        -----------      -----------
  Net realized capital
    gains
    Class A shares.....               --       (1,150,703)                --           (7,560)                --           (3,931)
    Class B shares.....               --         (141,517)                --           (5,323)                --           (1,206)
    Class C shares.....               --         (714,120)                --           (4,143)                --             (703)
    Class Y shares.....               --       (1,268,782)                --               --                 --           (6,483)
                             -----------      -----------        -----------      -----------        -----------      -----------
                                      --       (3,275,122)                --          (17,026)                --          (12,323)
                             -----------      -----------        -----------      -----------        -----------      -----------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from the
    sale of shares.....        7,340,728       45,379,051          9,369,544        7,301,185          4,045,201        8,698,719
  Cost of shares
    repurchased........       (9,785,495)     (48,453,172)        (1,811,304)      (3,208,556)        (1,658,212)      (2,836,127)
  Shares issued in
    reinvestment of
    dividends..........               --        2,949,510                 --           16,732            184,281          230,561
                             -----------      -----------        -----------      -----------        -----------      -----------
  Net
    increase/(decrease)
    in net assets
    derived from shares
    of beneficial
    interest
    transactions.......       (2,444,767)        (124,611)         7,558,240        4,109,361          2,571,270        6,093,153
                             -----------      -----------        -----------      -----------        -----------      -----------
  Total
    increase/(decrease)
    in net assets......        5,329,280      (18,800,417)         7,039,921        7,018,412          1,803,988        6,357,958
NET ASSETS
  Beginning of
    period.............       56,434,714       75,235,131         14,305,952        7,287,540         17,797,670       11,439,712
                             -----------      -----------        -----------      -----------        -----------      -----------
  End of period*.......      $61,763,994      $56,434,714        $21,345,873      $14,305,952        $19,601,658      $17,797,670
                             ===========      ===========        ===========      ===========        ===========      ===========

                           INTERNATIONAL EQUITY PORTFOLIO
                         ----------------------------------
                              FOR THE           FOR THE
                          SIX MONTHS ENDED    FISCAL YEAR
                         SEPTEMBER 30, 1999      ENDED
                            (UNAUDITED)      MARCH 31, 1999
                         ------------------  --------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
  Net investment
    income/(loss)......       $   (84,656)    $   (20,982)
  Net realized
    gain/(loss) from
    investments........           191,572          15,991
  Net change in
    unrealized
    appreciation on
    investments........         2,520,081         848,548
                              -----------     -----------
  Net
    increase/(decrease)
    in net assets
    resulting from
    operations.........         2,626,997         843,557
                              -----------     -----------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS FROM
  Net investment income
    Class A shares.....                --          (1,421)
    Class B shares.....                --            (530)
    Class C shares.....                --            (510)
    Class Y shares.....                --              --
                              -----------     -----------
                                       --          (2,461)
                              -----------     -----------
  Net realized capital
    gains
    Class A shares.....                --              --
    Class B shares.....                --              --
    Class C shares.....                --              --
    Class Y shares.....                --              --
                              -----------     -----------
                                       --              --
                              -----------     -----------
SHARES OF BENEFICIAL
  INTEREST
  Net proceeds from the
    sale of shares.....         7,724,469       8,180,925
  Cost of shares
    repurchased........        (1,637,675)     (2,716,280)
  Shares issued in
    reinvestment of
    dividends..........                --           1,297
                              -----------     -----------
  Net
    increase/(decrease)
    in net assets
    derived from shares
    of beneficial
    interest
    transactions.......         6,086,794       5,465,942
                              -----------     -----------
  Total
    increase/(decrease)
    in net assets......         8,713,791       6,307,038
NET ASSETS
  Beginning of
    period.............        14,381,594       8,074,556
                              -----------     -----------
  End of period*.......       $23,095,385     $14,381,594
                              ===========     ===========

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total invesment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                              NET                          NET
                             ASSET         NET        REALIZED AND      DIVIDENDS
                             VALUE,    INVESTMENT      UNREALIZED       FROM NET
                           BEGINNING     INCOME/     GAIN/(LOSS) ON    INVESTMENT
                           OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME
                           ----------  -----------  -----------------  -----------
S&P STARS PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....    $24.39      $(0.11)         $ 0.97              --
  For the fiscal year
    ended March 31,
    1999.................     19.97       (0.12)           5.46              --
  For the fiscal year
    ended March 31,
    1998.................     16.13       (0.13)           6.69              --
  For the fiscal year
    ended March 31,
    1997.................     14.92       (0.09)           2.63              --
  For the period
    April 3, 1995*
    through March 31,
    1996.................     12.00          --            3.31              --
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     24.11       (0.16)           0.95              --
  For the fiscal year
    ended March 31,
    1999.................     19.86       (0.12)           5.29              --
  For the period
    January 5, 1998*
    through March 31,
    1998.................     17.37       (0.04)           2.53              --
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     24.10       (0.17)           0.97              --
  For the fiscal year
    ended March 31,
    1999.................     19.85       (0.22)           5.39              --
  For the fiscal year
    ended March 31,
    1998.................     16.06       (0.22)           6.65              --
  For the fiscal year
    ended March 31,
    1997.................     14.86       (0.17)           2.62              --
  For the period
    April 3, 1995*
    through March 31,
    1996.................     12.00       (0.06)           3.28              --
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....     24.68       (0.06)           0.99              --
  For the fiscal year
    ended March 31,
    1999.................     20.11       (0.05)           5.54              --
  For the fiscal year
    ended March 31,
    1998.................     16.23       (0.05)           6.74              --
  For the fiscal year
    ended March 31,
    1997.................     14.97       (0.02)           2.66              --
  For the period
    August 7, 1995*
    through March 31,
    1996.................     14.13        0.07            1.20          $(0.03)
THE INSIDERS SELECT FUND
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....     17.02        0.02           (0.47)             --
  For the fiscal year
    ended March 31,
    1999.................     17.88          --           (0.01)             --
  For the fiscal year
    ended March 31,
    1998.................     14.58          --            6.30              --
  For the fiscal year
    ended March 31,
    1997.................     14.00        0.02            2.48           (0.01)
  For the period
    June 16, 1995*
    through March 31,
    1996.................     12.00        0.03            1.98           (0.01)
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     16.75       (0.02)          (0.46)             --
  For the fiscal year
    ended March 31,
    1999.................     17.69          --           (0.09)             --
  For the period
    January 6, 1998*
    through March 31,
    1998.................     15.72        0.01            1.96              --
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     16.74       (0.01)          (0.47)             --
  For the fiscal year
    ended March 31,
    1999.................     17.68          --           (0.09)             --
  For the fiscal year
    ended March 31,
    1998.................     14.48       (0.07)           6.21              --
  For the fiscal year
    ended March 31,
    1997.................     13.96       (0.06)           2.47              --
  For the period
    June 16, 1995*
    through March 31,
    1996.................     12.00       (0.01)           1.97              --
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....     17.33        0.08           (0.49)             --
  For the fiscal year
    ended March 31,
    1999.................     18.09          --            0.09              --
  For the fiscal year
    ended March 31,
    1998.................     14.66        0.07            6.36              --
  For the fiscal year
    ended March 31,
    1997.................     14.02        0.08            2.49           (0.02)
  For the period
    June 20, 1995*
    through March 31,
    1996.................     12.12        0.07            1.87           (0.04)

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                                      RATIO OF
                                                                                                         NET
                                                                                                     INVESTMENT
                           DISTRIBUTIONS     NET                        NET                            INCOME/
                             FROM NET       ASSET                     ASSETS,         RATIO OF         (LOSS)
                             REALIZED      VALUE,       TOTAL          END OF       EXPENSES TO      TO AVERAGE
                              CAPITAL      END OF    INVESTMENT        PERIOD       AVERAGE NET          NET
                               GAINS       PERIOD     RETURN(3)   (000'S OMITTED)    ASSETS(1)        ASSETS(1)
                           -------------  ---------  -----------  ----------------  ------------     -----------
S&P STARS PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....         --       $25.25         3.53%       $287,178            1.50%(5)       (1.02)%(5)
  For the fiscal year
    ended March 31,
    1999.................     $(0.92)       24.39        27.46         206,130            1.50           (0.73)
  For the fiscal year
    ended March 31,
    1998.................      (2.72)       19.97        43.53         109,591            1.50(6)        (0.83)(6)
  For the fiscal year
    ended March 31,
    1997.................      (1.33)       16.13        16.87          67,491            1.50(6)        (0.59)(6)
  For the period
    April 3, 1995*
    through March 31,
    1996.................      (0.39)       14.92        27.68          45,049            1.50(5)(6)     (0.01)(5)(6)
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....         --        24.90         3.28         105,268            2.00(5)        (1.60)(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.92)       24.11        26.75          49,319            2.00           (1.23)
  For the period
    January 5, 1998*
    through March 31,
    1998.................         --        19.86        14.34(4)        5,800            2.00(5)        (1.47)(4)(5)
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....         --        24.90         3.32         134,233            2.00(5)        (1.60)(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.92)       24.10        26.75          97,654            2.00           (1.23)
  For the fiscal year
    ended March 31,
    1998.................      (2.64)       19.85        42.80          63,330            2.00(6)        (1.32)(6)
  For the fiscal year
    ended March 31,
    1997.................      (1.25)       16.06        16.33          37,622            2.00(6)        (1.09)(6)
  For the period
    April 3, 1995*
    through March 31,
    1996.................      (0.36)       14.86        26.91          28,081            2.00(5)(6)     (0.45)(5)(6)
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....         --        25.61         3.77          72,108            1.00(5)        (0.47)(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.92)       24.68        28.02          52,483            1.00           (0.23)
  For the fiscal year
    ended March 31,
    1998.................      (2.81)       20.11        44.22          35,652            1.00(6)        (0.32)(6)
  For the fiscal year
    ended March 31,
    1997.................      (1.38)       16.23        17.48          14,763            1.00(6)        (0.10)(6)
  For the period
    August 7, 1995*
    through March 31,
    1996.................      (0.40)       14.97         9.09(4)        8,779            1.00(5)(6)      0.82(4)(5)(6)
THE INSIDERS SELECT FUND
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....         --        16.57        (2.65)         21,437            1.65(5)         0.33(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.85)       17.02         0.29          24,395            1.65            0.02
  For the fiscal year
    ended March 31,
    1998.................      (3.00)       17.88        46.02          21,912            1.65            0.03
  For the fiscal year
    ended March 31,
    1997.................      (1.91)       14.58        18.31          13,860            1.65            0.11
  For the period
    June 16, 1995*
    through March 31,
    1996.................         --        14.00        16.75          12,132            1.65(5)         0.38(5)
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....         --        16.27        (2.87)          7,281            2.15(5)        (0.18)(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.85)       16.75        (0.16)          8,426            2.15            0.03
  For the period
    January 6, 1998*
    through March 31,
    1998.................         --        17.69        12.53(4)        2,253            2.15(5)        (0.95)(4)(5)
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....         --        16.26        (2.87)         10,365            2.15(5)        (0.18)(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.85)       16.74        (0.16)         11,902            2.15            0.02
  For the fiscal year
    ended March 31,
    1998.................      (2.94)       17.68        45.17          12,297            2.15           (0.46)
  For the fiscal year
    ended March 31,
    1997.................      (1.89)       14.48        17.69           9,519            2.15           (0.38)
  For the period
    June 16, 1995*
    through March 31,
    1996.................         --        13.96        16.33           9,928            2.15(5)        (0.12)(5)
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....         --        16.92        (2.37)            987            1.15(5)         0.90(5)
  For the fiscal year
    ended March 31,
    1999.................      (0.85)       17.33         0.85             914            1.15            0.02
  For the fiscal year
    ended March 31,
    1998.................      (3.00)       18.09        46.68           1,265            1.15            0.55
  For the fiscal year
    ended March 31,
    1997.................      (1.91)       14.66        18.81           1,557            1.15            0.60
  For the period
    June 20, 1995*
    through March 31,
    1996.................         --        14.02        15.98(4)        1,293            1.15(5)         0.97(4)(5)


                             INCREASE/(DECREASE)
                                 REFLECTED IN
                            EXPENSE RATIOS AND NET
                              INVESTMENT INCOME/
                                    (LOSS)           PORTFOLIO
                              DUE TO WAIVERS AND     TURNOVER
                                REIMBURSEMENTS         RATE
                           ------------------------  ---------
S&P STARS PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.15%(5)      32.82%
  For the fiscal year
    ended March 31,
    1999.................                 0.27          76.17
  For the fiscal year
    ended March 31,
    1998.................                 0.38         172.78(7)
  For the fiscal year
    ended March 31,
    1997.................                 0.70         220.00(7)
  For the period
    April 3, 1995*
    through March 31,
    1996.................                 0.89(5)      295.97(7)
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.15(5)       32.82
  For the fiscal year
    ended March 31,
    1999.................                 0.27          76.17
  For the period
    January 5, 1998*
    through March 31,
    1998.................                 0.53(4)(5)   172.78(7)
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.15(5)       32.82
  For the fiscal year
    ended March 31,
    1999.................                 0.27          76.17
  For the fiscal year
    ended March 31,
    1998.................                 0.38         172.78(7)
  For the fiscal year
    ended March 31,
    1997.................                 0.70         220.00(7)
  For the period
    April 3, 1995*
    through March 31,
    1996.................                 0.92(5)      295.97(7)
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.15(5)       32.82
  For the fiscal year
    ended March 31,
    1999.................                 0.27          76.17
  For the fiscal year
    ended March 31,
    1998.................                 0.38         172.78(7)
  For the fiscal year
    ended March 31,
    1997.................                 0.70         220.00(7)
  For the period
    August 7, 1995*
    through March 31,
    1996.................                 0.99(4)(5)   295.97(7)
THE INSIDERS SELECT FUND
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.74(5)       28.69
  For the fiscal year
    ended March 31,
    1999.................                 0.81          99.71
  For the fiscal year
    ended March 31,
    1998.................                 1.09         115.64
  For the fiscal year
    ended March 31,
    1997.................                 1.82         128.42
  For the period
    June 16, 1995*
    through March 31,
    1996.................                 1.87(4)(5)    93.45
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.74(5)       28.69
  For the fiscal year
    ended March 31,
    1999.................                 0.81          99.71
  For the period
    January 6, 1998*
    through March 31,
    1998.................                 1.82(5)      115.64
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.74(5)       28.69
  For the fiscal year
    ended March 31,
    1999.................                 0.81          99.71
  For the fiscal year
    ended March 31,
    1998.................                 1.10         115.64
  For the fiscal year
    ended March 31,
    1997.................                 1.81         128.42
  For the period
    June 16, 1995*
    through March 31,
    1996.................                 1.92(5)       93.45
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....                 0.74(5)       28.69
  For the fiscal year
    ended March 31,
    1999.................                 0.81          99.71
  For the fiscal year
    ended March 31,
    1998.................                 1.07         115.64
  For the fiscal year
    ended March 31,
    1997.................                 1.81         128.42
  For the period
    June 20, 1995*
    through March 31,
    1996.................                 2.04(4)(5)    93.45

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(5)  Annualized.
(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.
(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total invesment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                              NET                          NET                      DISTRIBUTIONS    NET
                             ASSET         NET        REALIZED AND      DIVIDENDS     FROM NET      ASSET
                             VALUE,    INVESTMENT      UNREALIZED       FROM NET      REALIZED     VALUE,
                           BEGINNING     INCOME/     GAIN/(LOSS) ON    INVESTMENT      CAPITAL     END OF
                           OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS      PERIOD
                           ----------  -----------  -----------------  -----------  -------------  -------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....    $19.74      $ 0.05          $(0.57)             --            --      $19.22
  For the fiscal year
    ended March 31,
    1999.................     20.83        0.11            0.59          $(0.11)       $(1.68)      19.74
  For the fiscal year
    ended March 31,
    1998.................     17.17        0.05            7.15           (0.02)        (3.52)      20.83
  For the fiscal year
    ended March 31,
    1997.................     15.13        0.04            2.28           (0.10)        (0.18)      17.17
  For the period
    April 3, 1995*
    through March 31,
    1996.................     12.00        0.06            3.10           (0.02)        (0.01)      15.13
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     19.51        0.02           (0.58)             --            --       18.95
  For the fiscal year
    ended March 31,
    1999.................     20.66        0.08            0.52           (0.07)        (1.68)      19.51
  For the period
    January 28, 1998*
    through March 31,
    1998.................     18.17       (0.01)           2.50              --            --       20.66
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     19.57        0.02           (0.59)             --            --       19.00
  For the fiscal year
    ended March 31,
    1999.................     20.66        0.07            0.53           (0.01)        (1.68)      19.57
  For the fiscal year
    ended March 31,
    1998.................     17.11       (0.03)           7.10              --         (3.52)      20.66
  For the fiscal year
    ended March 31,
    1997.................     15.08       (0.02)           2.25           (0.02)        (0.18)      17.11
  For the period
    April 3, 1995*
    through March 31,
    1996.................     12.00       (0.01)           3.10              --         (0.01)      15.08
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....     19.78        0.08           (0.56)             --            --       19.30
  For the fiscal year
    ended March 31,
    1999.................     20.84        0.17            0.65           (0.20)        (1.68)      19.78
  For the fiscal year
    ended March 31,
    1998.................     17.18        0.26            7.05           (0.13)        (3.52)      20.84
  For the fiscal year
    ended March 31,
    1997.................     15.12        0.23            2.17           (0.16)        (0.18)      17.18
  For the period
    September 11, 1995*
    through March 31,
    1996.................     13.98        0.07            1.16           (0.08)        (0.01)      15.12
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....     17.93       (0.07)           2.54              --            --       20.40
  For the fiscal year
    ended March 31,
    1999.................     23.65       (0.13)          (4.65)             --         (0.94)      17.93
  For the fiscal year
    ended March 31,
    1998.................     17.48       (0.14)           8.06              --         (1.75)      23.65
  For the fiscal year
    ended March 31,
    1997.................     15.87       (0.10)           1.95              --         (0.24)      17.48
  For the period
    April 3, 1995*
    through March 31,
    1996.................     12.00       (0.07)           4.17              --         (0.23)      15.87
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     17.71       (0.12)           2.51              --            --       20.10
  For the fiscal year
    ended March 31,
    1999.................     23.48       (0.16)          (4.67)             --         (0.94)      17.71
  For the period
    January 21, 1998*
    through March 31,
    1998.................     19.95          --            3.53              --            --       23.48
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     17.70       (0.12)           2.51              --            --       20.09
  For the fiscal year
    ended March 31,
    1999.................     23.48       (0.26)          (4.58)             --         (0.94)      17.70
  For the fiscal year
    ended March 31,
    1998.................     17.38       (0.24)           8.00              --         (1.66)      23.48
  For the fiscal year
    ended March 31,
    1997.................     15.79       (0.18)           1.93              --         (0.16)      17.38
  For the period
    April 3, 1995*
    through March 31,
    1996.................     12.00       (0.10)           4.11              --         (0.22)      15.79
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....     18.03       (0.02)           2.55              --            --       20.56
  For the fiscal year
    ended March 31,
    1999.................     23.65       (0.02)          (4.66)             --         (0.94)      18.03
  For the fiscal year
    ended March 31,
    1998.................     17.47       (0.04)           8.06              --         (1.84)      23.65
  For the fiscal year
    ended March 31,
    1997.................     15.85       (0.05)           1.97              --         (0.30)      17.47
  For the period
    June 22, 1995*
    through March 31,
    1996.................     13.09          --            3.05              --         (0.29)      15.85
FOCUS LIST PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....     17.32       (0.04)          (0.26)             --            --       17.02
  For the fiscal year
    ended March 31,
    1999.................     13.40       (0.07)           4.01              --         (0.02)      17.32
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00       (0.01)           1.41              --            --       13.40
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     17.18       (0.08)          (0.27)             --            --       16.83
  For the fiscal year
    ended March 31,
    1999.................     13.38       (0.13)           3.95              --         (0.02)      17.18
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00       (0.01)           1.39              --            --       13.38
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     17.19       (0.07)          (0.28)             --            --       16.84
  For the fiscal year
    ended March 31,
    1999.................     13.38       (0.13)           3.96              --         (0.02)      17.19
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00       (0.01)           1.39              --            --       13.38

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                               INCREASE/(DECREASE)
                                                NET                         RATIO OF NET           REFLECTED IN
                                              ASSETS,        RATIO OF        INVESTMENT       EXPENSE RATIOS AND NET
                              TOTAL            END OF       EXPENSES TO    INCOME/(LOSS)     INVESTMENT INCOME/(LOSS)    PORTFOLIO
                           INVESTMENT          PERIOD       AVERAGE NET      TO AVERAGE         DUE TO WAIVERS AND        TURNOVER
                            RETURN(3)     (000'S OMITTED)    ASSETS(1)     NET ASSETS(1)          REIMBURSEMENTS            RATE
                           -----------    ----------------  -----------    --------------    ------------------------    ----------
LARGE CAP VALUE PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....       (2.63)%       $ 8,840           1.50%(5)         0.45%(5)                 0.75%(5)           27.02%
  For the fiscal year
    ended March 31,
    1999.................        3.68           9,677           1.50             0.54                     1.46               38.27
  For the fiscal year
    ended March 31,
    1998.................       44.59           8,358           1.50             0.32                     1.73               61.75
  For the fiscal year
    ended March 31,
    1997.................       15.44           4,987           1.50             0.43                     1.58              136.67
  For the period
    April 3, 1995*
    through March 31,
    1996.................       26.35           3,616           1.50(5)          0.46(5)                  4.34(5)            45.28
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....       (2.87)          1,925           2.00(5)          0.21(5)                  0.75(5)            27.02
  For the fiscal year
    ended March 31,
    1999.................        3.21           1,911           2.00             0.08                     1.46               38.27
  For the period
    January 28, 1998*
    through March 31,
    1998.................       13.70(4)          446           2.00(5)         (0.73)(4)(5)              1.05(4)(5)         61.75
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....       (2.91)          4,956           2.00(5)          0.20(5)                  0.75(5)            27.02
  For the fiscal year
    ended March 31,
    1999.................        3.22           5,250           2.00             0.08                     1.46               38.27
  For the fiscal year
    ended March 31,
    1998.................       43.94           4,987           2.00            (0.19)                    1.73               61.75
  For the fiscal year
    ended March 31,
    1997.................       14.87           2,986           2.00            (0.08)                    1.61              136.67
  For the period
    April 3, 1995*
    through March 31,
    1996.................       25.71           3,520           2.00(5)         (0.06)(5)                 4.39(5)            45.28
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....       (2.43)          4,184           1.00(5)          0.68(5)                  0.75(5)            27.02
  For the fiscal year
    ended March 31,
    1999.................        4.29           4,741           1.00             1.08                     1.46               38.27
  For the fiscal year
    ended March 31,
    1998.................       45.27           7,263           1.00             0.83                     1.76               61.75
  For the fiscal year
    ended March 31,
    1997.................       16.04           6,109           1.00             1.00                     1.50              136.67
  For the period
    September 11, 1995*
    through March 31,
    1996.................        8.75(4)        3,413           1.00(5)          0.76(4)(5)               4.41(4)(5)         45.28
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....       13.78          19,463           1.50(5)         (0.67)(5)                 0.73(5)            24.91
  For the fiscal year
    ended March 31,
    1999.................      (20.26)         18,520           1.50            (0.60)                    0.65               84.12
  For the fiscal year
    ended March 31,
    1998.................       46.86          25,111           1.50            (0.71)                    0.76               90.39
  For the fiscal year
    ended March 31,
    1997.................       11.71          13,143           1.50            (0.81)                    1.00               56.88
  For the period
    April 3, 1995*
    through March 31,
    1996.................       34.36           6,474           1.50(5)         (0.66)(5)                 2.32(5)            40.79
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....       13.50           3,257           2.00(5)         (1.19)(5)                 0.73(5)            24.91
  For the fiscal year
    ended March 31,
    1999.................      (20.63)          2,716           2.00            (1.10)                    0.65               84.12
  For the period
    January 21, 1998*
    through March 31,
    1998.................       17.69(4)          901           2.00(5)         (1.49)(4)(5)              1.31(4)(5)         90.39
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....       13.50          11,945           2.00(5)         (1.19)(5)                 0.73(5)            24.91
  For the fiscal year
    ended March 31,
    1999.................      (20.67)         11,112           2.00            (1.10)                    0.65               84.12
  For the fiscal year
    ended March 31,
    1998.................       46.10          18,082           2.00            (1.21)                    0.76               90.39
  For the fiscal year
    ended March 31,
    1997.................       11.12          11,071           2.00            (1.31)                    0.99               56.88
  For the period
    April 3, 1995*
    through March 31,
    1996.................       33.59           6,753           2.00(5)         (1.09)(5)                 2.39(5)            40.79
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....       14.03          27,098           1.00(5)         (0.19)(5)                 0.73(5)            24.91
  For the fiscal year
    ended March 31,
    1999.................      (19.84)         24,087           1.00            (0.10)                    0.65               84.12
  For the fiscal year
    ended March 31,
    1998.................       47.54          31,141           1.00            (0.21)                    0.77               90.39
  For the fiscal year
    ended March 31,
    1997.................       12.19          16,724           1.00            (0.31)(4)(5)              1.00               56.88
  For the period
    June 22, 1995*
    through March 31,
    1996.................       23.52(4)        8,989           1.00(5)            --                     2.45(4)(5)         40.79
FOCUS LIST PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....       (1.73)         10,711           1.40(5)         (0.53)(5)                 1.59(5)            40.46
  For the fiscal year
    ended March 31,
    1999.................       29.47           6,542           1.40            (0.57)                    2.89               84.49
  For the period
    December 29, 1997*
    through March 31,
    1998.................       11.67           3,201           1.40(5)         (0.30)(5)                 5.01(5)            28.91
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....       (2.04)          5,823           1.90(5)         (1.02)(5)                 1.59(5)            40.46
  For the fiscal year
    ended March 31,
    1999.................       28.61           4,460           1.90            (1.07)                    2.89               84.49
  For the period
    December 29, 1997*
    through March 31,
    1998.................       11.50           2,399           1.90(5)         (0.78)(5)                 5.27(5)            28.91
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....       (2.04)          4,811           1.90(5)         (1.03)(5)                 1.59(5)            40.46
  For the fiscal year
    ended March 31,
    1999.................       28.69           3,304           1.90            (1.07)                    2.89               84.49
  For the period
    December 29, 1997*
    through March 31,
    1998.................       11.50           1,687           1.90(5)         (0.62)(5)                 5.52(5)            28.91

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total invesment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

--------------------------------------------------------------------------------

                              NET                          NET                      DISTRIBUTIONS    NET
                             ASSET         NET        REALIZED AND      DIVIDENDS     FROM NET      ASSET
                             VALUE,    INVESTMENT      UNREALIZED       FROM NET      REALIZED     VALUE,
                           BEGINNING     INCOME/     GAIN/(LOSS) ON    INVESTMENT      CAPITAL     END OF
                           OF PERIOD   (LOSS)**(1)  INVESTMENTS**(2)     INCOME         GAINS      PERIOD
                           ----------  -----------  -----------------  -----------  -------------  -------
BALANCED PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....    $13.11      $ 0.19          $(0.43)         $(0.18)           --      $12.69
  For the fiscal year
    ended March 31,
    1999.................     12.93        0.34            0.18           (0.33)       $(0.01)      13.11
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00        0.06            0.91           (0.04)           --       12.93
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     13.07        0.18           (0.45)          (0.17)           --       12.63
  For the fiscal year
    ended March 31,
    1999.................     12.92        0.29            0.16           (0.29)        (0.01)      13.07
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00        0.05            0.90           (0.03)           --       12.92
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     13.07        0.18           (0.45)          (0.17)           --       12.63
  For the fiscal year
    ended March 31,
    1999.................     12.92        0.29            0.16           (0.29)        (0.01)      13.07
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00        0.05            0.90           (0.03)           --       12.92
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....     13.16        0.20           (0.41)          (0.19)           --       12.76
  For the fiscal year
    ended March 31,
    1999.................     12.95        0.37            0.21           (0.36)        (0.01)      13.16
  For the period
    January 6, 1998*
    through March 31,
    1998.................     12.05        0.06            0.88           (0.04)           --       12.95
INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....     15.14       (0.05)           2.06              --            --       17.15
  For the fiscal year
    ended March 31,
    1999.................     13.77       (0.03)           1.40              --+           --       15.14
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00        0.01            1.76              --            --       13.77
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....     15.05       (0.09)           2.04              --            --       17.00
  For the fiscal year
    ended March 31,
    1999.................     13.75       (0.02)           1.32              --+           --       15.05
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00          --            1.75              --            --       13.75
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....     15.05       (0.09)           2.04              --            --       17.00
  For the fiscal year
    ended March 31,
    1999.................     13.75       (0.02)           1.32              --+           --       15.05
  For the period
    December 29, 1997*
    through March 31,
    1998.................     12.00          --            1.75              --            --       13.75

----------

  *  Commencement of operations.
 ** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
  +  Amount is less than $0.01 per share.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                                                              INCREASE/(DECREASE)
                                              NET                          RATIO OF NET           REFLECTED IN
                                            ASSETS,         RATIO OF        INVESTMENT       EXPENSE RATIOS AND NET
                              TOTAL          END OF       EXPENSES TO     INCOME/(LOSS)     INVESTMENT INCOME/(LOSS)    PORTFOLIO
                           INVESTMENT        PERIOD       AVERAGE NET       TO AVERAGE         DUE TO WAIVERS AND        TURNOVER
                            RETURN(3)   (000'S OMITTED)    ASSETS(1)      NET ASSETS(1)          REIMBURSEMENTS            RATE
                           -----------  ----------------  ------------    --------------    ------------------------    ----------
BALANCED PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....      (1.88)%      $ 4,623           1.20%(5)          0.63%(5)                 2.03%(5)           20.97%
  For the fiscal year
    ended March 31,
    1999.................       4.07          4,495           1.20              2.65                     2.08               45.98
  For the period
    December 29, 1997*
    through March 31,
    1998.................       8.04          3,852           1.20(5)           2.47(5)                  3.25(5)            12.72
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....      (2.11)         2,062           1.70(5)           0.59(5)                  2.03(5)            20.97
  For the fiscal year
    ended March 31,
    1999.................       3.56          1,811           1.70              2.15                     2.08               45.98
  For the period
    December 29, 1997*
    through March 31,
    1998.................       7.92          1,044           1.70(5)           1.96(5)                  3.30(5)            12.72
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....      (2.11)         1,665           1.70(5)           0.59(5)                  2.03(5)            20.97
  For the fiscal year
    ended March 31,
    1999.................       3.56          1,089           1.70              2.15                     2.08               45.98
  For the period
    December 29, 1997*
    through March 31,
    1998.................       7.92            858           1.70(5)           1.95(5)                  3.33(5)            12.72
CLASS Y
  For the six months
    ended September 30,
    1999 (unaudited).....      (1.65)        11,250           0.70(5)           0.69                     2.03(5)            20.97
  For the fiscal year
    ended March 31,
    1999.................       4.59         10,403           0.70              3.15(5)                  2.08               45.98
  For the period
    January 6, 1998*
    through March 31,
    1998.................       7.80(4)       5,685           0.70(5)           2.98(4)(5)               3.12(4)(5)         12.72
INTERNATIONAL EQUITY
 PORTFOLIO
CLASS A
  For the six months
    ended September 30,
    1999 (unaudited).....      13.28         15,000           1.75(5)          (0.72)(5)                 1.91(5)            70.79
  For the fiscal year
    ended March 31,
    1999.................       9.97          8,299           1.75              0.05                     2.38              114.68
  For the period
    December 29, 1997*
    through March 31,
    1998.................      14.75          3,765           1.75(5)           0.53(5)                  4.06(5)             3.26
CLASS B
  For the six months
    ended September 30,
    1999 (unaudited).....      12.96          4,308           2.25(5)          (1.20)(5)                 1.92(5)            70.79
  For the fiscal year
    ended March 31,
    1999.................       9.48          3,156           2.25             (0.45)                    2.38              114.68
  For the period
    December 29, 1997*
    through March 31,
    1998.................      14.58          2,137           2.25(5)          (0.06)(5)                 4.04(5)             3.26
CLASS C
  For the six months
    ended September 30,
    1999 (unaudited).....      12.96          3,787           2.25(5)          (1.20)(5)                 1.92(5)            70.79
  For the fiscal year
    ended March 31,
    1999.................       9.48          2,926           2.25             (0.45)                    2.38              114.68
  For the period
    December 29, 1997*
    through March 31,
    1998.................      14.58          2,173           2.25(5)          (0.06)(5)                 4.04(5)             3.26

----------

(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for class Y shares are not necessarily comparable to those of class A, B and C shares, due to timing differences in the commencement of the intial public offering of class Y shares.
(5)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                              S&P STARS Portfolio
                            The Insiders Select Fund
                           Large Cap Value Portfolio
                           Small Cap Value Portfolio
                              Focus List Portfolio
                               Balanced Portfolio
                         International Equity Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has eleven separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and four non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Focus List Portfolio ("Focus List") and Emerging Markets Debt Portfolio, (each a "Portfolio" and collectively the "Portfolios"). Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List, International Equity and Emerging Markets Debt Portfolio have yet to commence their initial public offerings. On April 29, 1999, a special shareholder meeting was held that approved a plan of reorganization and liquidation of the Emerging Markets Debt Portfolio from Bear Stearns Investment Trust to a newly created separate series of The Bear Stearns Funds with the same name and investment objectives and policies. Such reorganization was effected on July 29, 1999.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations, each Portfolio as indicated below did not have any transactions other than those relating to organizational matters and the issuance of shares of beneficial interest of the Portfolios to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") as follows:

                                                                           SHARES OF BENEFICIAL INTEREST
                                                  COMMENCEMENT OF    -----------------------------------------
PORTFOLIO                                           OPERATIONS       CLASS A    CLASS B    CLASS C    CLASS Y
---------                                        -----------------   --------   --------   --------   --------
S&P STARS......................................    April 3, 1995      5,209         --      5,209         --
Insiders Select................................    June 16, 1995          1         --          1         --
Large Cap......................................    April 3, 1995      1,042         --      1,042         --
Small Cap......................................    April 3, 1995      1,042         --      1,042         --
Focus List.....................................  December 29, 1997        1          1          1          1
Balanced.......................................  December 29, 1997        1          1          1          1
International Equity...........................  December 29, 1997        1          1          1          1

Costs of $203,596, $181,965, $99,875, $107,203, $39,619, $54,795 and $61,015
which were incurred by S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List, Balanced and International Equity, respectively, in connection with the organization, registration with the Commission and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in a particular Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that a particular Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange on each business day. Portfolio securities, including covered call options written by the Portfolios, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Valuation Committee. In making this determination the Valuation Committee will follow procedures adopted by the Board of Trustees; such procedures are among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies.

Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of a Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Amortization is recorded on a straight-line basis. Each Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

OPTIONS WRITTEN -- When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The contractual or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. In writing an option, the

Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. Each Portfolio's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Portfolios had no options during the six months ended September 30, 1999.

SHORT SELLING -- S&P STARS, Insiders Select, Large Cap and Small Cap may engage in short selling of securities. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. When a Portfolio makes a short sale, an amount equal to the proceeds received by a Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Portfolio to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by a Portfolio). Upon termination of a short sale, a Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements. Focus List, Balanced and International Equity may only engage in short sales "against the box", a transaction in which a Portfolio enters into a short sale of a security which a Portfolio owns. None of the Portfolios engaged in short sales or short sales "against the box" during the six months ended September 30, 1999.

SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers and the related value of cash collateral received at September 30, 1999, was as follows:

                                                               MARKET VALUE OF     MARKET VALUE
FUND                                                          SECURITIES ON LOAN   OF COLLATERAL
----                                                          ------------------   -------------
S&P STARS Portfolio.........................................       $2,580,000       $3,040,000
Small Cap Value Portfolio...................................        2,718,188        2,841,800
Balanced Portfolio..........................................          107,231          111,800

During the six months ended September 30, 1999, income from securities lending of $5,840, $492, $51,642, and $1,920 was earned by S&P STARS, Insiders Select, Small Cap and Balanced, respectively. Such income from securities lending is included under the caption INTEREST in the Statements of Operations. No other Portfolios had security lending transactions during the six months ended September 30, 1999.

FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies, if any, are recorded in a Portfolio's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in the Statements of Operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the Statements of Operations that result from fluctuations in foreign currency exchange rates. Each Portfolio reports certain foreign currency related transactions, if any, as components of realized gains/(losses) for financial reporting purposes, whereas such components are treated as ordinary income/(loss) for U.S. federal income tax purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the six months ended September 30, 1999, only International Equity entered into such forward currency contracts. International Equity's open forward currency contracts, at September 30, 1999 were as follows:

                                         DELIVERY VALUE    SETTLEMENT                             UNREALIZED
CURRENCY                                (LOCAL CURRENCY)      DATE      COMMITMENT     VALUE        (LOSS)
--------                                ----------------   ----------   ----------   ----------   ----------
SALE:
European Euro.........................       2,310,000     10/08/99     $2,393,899   $2,460,116    $(66,217)
                                                                                                   ========

FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations. The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS -- Each Portfolio, except Balanced, distributes at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 1999, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insider Select's average daily net assets. The performance adjustment fee reduced the total advisory fee by $93,868 or 0.21% of the value of Insider's average daily net assets due to underperformance in comparison to the S&P MidCap 400 Index, the Portfolio's benchmark index, for the six months ended September 30, 1999.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as International Equity's sub-investment adviser to manage International Equity's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM calculated on an annual basis equal to 0.20% of International Equity's total average daily net assets to the extent International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of International Equity's total average daily net assets to the extent International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of International Equity's total average daily net assets to the extent International Equity's net assets are in excess of $65 million at the relevant month end. During the six months ended
September 30, 1999, Marvin & Palmer did not earn a fee since International Equity's net assets were below $25 million.

For the six months ended September 30, 1999, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with each Portfolio, PFPC Inc. provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC Inc. is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $138,000 for each Portfolio.

For the six months ended September 30, 1999, BSAM voluntarily undertook to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                      CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES
---------                                      --------------   --------------   --------------   --------------
S&P STARS....................................       1.50%            2.00%            2.00%            1.00%
Insiders Select..............................       1.65             2.15             2.15             1.15
Large Cap....................................       1.50             2.00             2.00             1.00
Small Cap....................................       1.50             2.00             2.00             1.00
Focus List...................................       1.40             1.90             1.90             0.90
Balanced.....................................       1.20             1.70             1.70             0.70
International Equity.........................       1.75             2.25             2.25             1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 1999, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the voluntary expense limitation) were as follows:

PORTFOLIO                                                    ADVISORY WAIVERS   EXPENSE REIMBURSEMENTS
---------                                                    ----------------   ----------------------
S&P STARS..................................................      $387,133                    --
Insiders Select............................................       145,444              $ 21,556
Large Cap..................................................        88,030                82,418
Small Cap..................................................       204,602                27,714
Focus List.................................................        59,050                85,080
Balanced...................................................        66,121               140,335
International Equity.......................................        94,008                84,675

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the six months ended September 30, 1999, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $317,226, $10,086, $708, $1,098, $33,610, and $3,773 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Small Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                               CLASS A                      CLASS B                      CLASS C
                                      --------------------------   --------------------------   --------------------------
                                      DISTRIBUTION   SHAREHOLDER   DISTRIBUTION   SHAREHOLDER   DISTRIBUTION   SHAREHOLDER
PORTFOLIO                                 PLAN        SERVICING        PLAN        SERVICING        PLAN        SERVICING
---------                             ------------   -----------   ------------   -----------   ------------   -----------
S&P STARS...........................     0.25%(a)       0.25%(a)      0.75%          0.25%         0.75%(a)       0.25%(a)
Insiders Select.....................     0.25 (a)       0.25 (a)      0.75           0.25          0.75 (a)       0.25 (a)
Large Cap...........................     0.25 (a)       0.25 (a)      0.75           0.25          0.75 (a)       0.25 (a)
Small Cap...........................     0.25 (a)       0.25 (a)      0.75           0.25          0.75 (a)       0.25 (a)
Focus List..........................     0.25           0.25          0.75           0.25          0.75           0.25
Balanced............................     0.25           0.25          0.75           0.25          0.75           0.25
International Equity................     0.25           0.25          0.75           0.25          0.75           0.25

-------
(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers and other financial institutions whose clients hold portfolio shares primarily for shareholder liaison and other account maintenance services.

For the six months ended September 30, 1999, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                                     DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
---------                                                     -----------------   --------------------------
S&P STARS...................................................     $1,029,836                $548,298
Insiders Select.............................................        105,372                  55,129
Large Cap...................................................         39,599                  21,208
Small Cap...................................................         84,169                  45,519
Focus List..................................................         45,888                  22,709
Balanced....................................................         19,837                  10,630
International Equity........................................         41,057                  23,502

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. The Distributor advanced 1.25% in sales commissions to all authorized dealers on net asset value transfers. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 1999, Bear Stearns has advised each Portfolio that it received the approximate amounts noted below in front-end sales charges resulting from sales of Class A shares (from which Bear Stearns paid such sales charges to dealers who in turn paid commissions to sales persons) and contingent deferred sales charges ("CDSC") upon certain redemptions by Class B and C shareholders, respectively. The amounts were as follows:

                                                     FRONT-END SALES CHARGES        CDSC             CDSC
PORTFOLIO                                                CLASS A SHARES        CLASS B SHARES   CLASS C SHARES
---------                                            -----------------------   --------------   --------------
S&P STARS..........................................         $2,124,600            $144,700          $14,900
Insiders Select....................................             55,200              53,200            2,000
Large Cap..........................................             19,600               8,200              300
Small Cap..........................................             31,000               8,000            1,400
Focus List.........................................            136,700              20,700              200
Balanced...........................................             13,300               1,300              100
International Equity...............................             26,000               5,900              300

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation of investments at September 30, 1999 for each Portfolio were as follows:

                                                             GROSS          GROSS
PORTFOLIO                                      COST       APPRECIATION   DEPRECIATION   NET APPRECIATION
---------                                  ------------   ------------   ------------   ----------------
S&P STARS................................  $481,530,155   $143,837,578   $(30,322,305)    $113,515,273
Insiders Select..........................    36,953,093      6,290,317     (2,986,448)       3,303,869
Large Cap................................    16,907,995      4,196,839     (1,032,938)       3,163,901
Small Cap................................    54,418,372     13,877,298     (5,816,800)       8,060,498
Focus List...............................    17,909,267      4,860,102     (1,261,131)       3,598,971
Balanced.................................    19,396,570      1,259,884     (1,113,534)         146,350
International Equity.....................    18,879,035      4,976,396       (590,487)       4,385,909

For the six months ended September 30, 1999, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                                                      PURCHASES        SALES
---------                                                     ------------   ------------
S&P STARS...................................................  $339,581,335   $164,054,325
Insiders Select.............................................    11,829,664     14,730,234
Large Cap...................................................     5,688,585      7,013,397
Small Cap...................................................    15,583,089     18,999,382
Focus List..................................................    13,708,305      6,735,419
Balanced....................................................     6,565,356      4,096,118
International Equity........................................    16,781,772     12,415,481

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% during the first year. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 1999, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                                                   SHARES OF BENEFICIAL INTEREST
                                                             -----------------------------------------
PORTFOLIO                                                    CLASS A    CLASS B    CLASS C    CLASS Y
---------                                                    --------   --------   --------   --------
S&P STARS..................................................    5,436         --      5,438         --
Insiders Select............................................        1         --         --         --
Large Cap..................................................    1,359         --      1,353         --
Small Cap..................................................    1,190         --      1,186         --
Focus List.................................................   41,736     41,737     41,737         --
Balanced...................................................   55,557     55,557     57,755          1
International Equity.......................................  138,890    138,917    138,890         --

                                                           S&P STARS                                 INSIDERS SELECT
                                          -------------------------------------------   -----------------------------------------
                                             SALES       REPURCHASES    REINVESTMENTS      SALES      REPURCHASES   REINVESTMENTS
                                          ------------   ------------   -------------   -----------   -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares..................................     4,447,876      1,527,354            --         149,333      289,043             --
Value...................................  $113,371,020   $ 38,627,533            --     $ 2,689,369   $5,162,813             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................    13,356,673     10,653,471       260,562         822,035      693,757         79,376
Value...................................  $285,940,228   $225,975,249    $5,518,701     $14,004,050   $11,455,485    $1,261,278
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares..................................     2,377,752        196,092            --          37,434       92,811             --
Value...................................  $ 59,796,641   $  4,882,650            --     $   663,474   $1,620,584             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................     1,816,976        105,953        42,628         489,490      140,589         26,712
Value...................................  $ 39,716,007   $  2,329,507    $  894,326     $ 8,243,946   $2,267,701     $  418,312
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares..................................     1,640,507        301,078            --          28,497      102,036             --
Value...................................  $ 41,222,069   $  7,532,086            --     $   504,544   $1,780,965             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................     1,500,923        775,235       136,180         258,790      283,301         40,088
Value...................................  $ 32,744,043   $ 15,847,614    $2,855,694     $ 4,440,849   $4,567,478     $  627,381
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares..................................       795,017        106,923            --           6,109          472             --
Value...................................  $ 20,448,237   $  2,709,560            --     $   113,983   $    8,514             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares..................................       593,967        324,017        83,772           1,825       22,222          3,166
Value...................................  $ 12,560,434   $  6,838,883    $1,793,556     $    33,074   $  376,628     $   51,132

                                                           LARGE CAP                                   SMALL CAP
                                            ----------------------------------------   -----------------------------------------
                                              SALES      REPURCHASES   REINVESTMENTS      SALES      REPURCHASES   REINVESTMENTS
                                            ----------   -----------   -------------   -----------   -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares....................................      45,619       75,693            --          228,738      307,693             --
Value.....................................  $  945,836   $1,573,759            --      $ 4,616,734   $6,303,229             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................     236,435      182,475        34,912        1,836,377    1,923,838         58,402
Value.....................................  $4,771,728   $3,596,602      $665,076      $33,847,374   $35,242,367    $1,063,921
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares....................................      17,986       14,306            --           23,140       14,435             --
Value.....................................  $  366,551   $  292,870            --      $   464,397   $  286,684             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................      88,188       17,993         6,120          142,362       34,784          7,380
Value.....................................  $1,751,063   $  331,830      $115,353      $ 2,826,045   $  613,558     $  133,000
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares....................................      22,322       29,756            --           66,721       99,857             --
Value.....................................  $  462,947   $  609,461            --      $ 1,337,960   $1,961,464             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................      72,424       69,436        23,811          174,437      351,849         34,901
Value.....................................  $1,462,648   $1,367,701      $450,271      $ 3,524,703   $6,472,733     $  629,311
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares....................................      22,968       45,874            --           44,105       62,271             --
Value.....................................  $  481,756   $  976,738            --      $   921,637   $1,234,118             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares....................................      83,237      212,477        20,538          284,559      326,429         61,415
Value.....................................  $1,617,045   $4,241,757      $391,241      $ 5,180,929   $6,124,514     $1,123,278

                                                             FOCUS LIST                                  BALANCED
                                              ----------------------------------------   ----------------------------------------
                                                SALES      REPURCHASES   REINVESTMENTS     SALES      REPURCHASES   REINVESTMENTS
                                              ----------   -----------   -------------   ----------   -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................     327,423       75,700           --           69,529       50,995         3,025
Value.......................................  $5,734,615   $1,316,112           --       $  937,407   $  681,605      $ 39,953
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................     273,095      134,732          508          203,116      162,878         4,677
Value.......................................  $3,857,601   $1,822,606       $7,297       $2,584,096   $2,121,980      $ 59,462
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................     102,028       15,774           --           29,782        6,304         1,310
Value.......................................  $1,765,418   $  271,062           --       $  402,414   $   82,576      $ 17,247
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................     166,081       86,025          371           58,838        2,483         1,358
Value.......................................  $2,369,877   $1,237,419       $5,300       $  751,354   $   31,916      $ 17,255
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................     106,223       12,819           --           50,884        3,879         1,562
Value.......................................  $1,869,511   $  224,130           --       $  690,702   $   52,629      $ 20,537
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................      76,706       10,820          289           15,231           49         1,718
Value.......................................  $1,073,707   $  148,531       $4,135       $  196,638   $      640      $ 21,785
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................          --           --           --          148,012       64,760         8,028
Value.......................................          --           --           --       $2,014,678   $  841,402      $106,544
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................          --           --           --          394,174       53,105        10,358
Value.......................................          --           --           --       $5,166,631   $  681,591      $132,059

                                                                        INTERNATIONAL EQUITY
                                                              ----------------------------------------
                                                                SALES      REPURCHASES   REINVESTMENTS
                                                              ----------   -----------   -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................................     412,979       86,435          --
Value.......................................................  $6,288,006   $1,327,283          --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................................     436,615      162,043          46
Value.......................................................  $6,455,599   $2,355,819        $660
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................................      55,392       11,711          --
Value.......................................................  $  882,232   $  196,435          --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................................      69,803       15,483          36
Value.......................................................  $1,039,099   $  212,361        $527
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
Shares......................................................      35,456        7,178          --
Value.......................................................  $  554,231   $  113,957          --
FOR THE FISCAL YEAR ENDED MARCH 31, 1999
Shares......................................................      46,356        9,943           8
Value.......................................................  $  686,227   $  148,100        $110

CREDIT AGREEMENT

The Fund on behalf of the Portfolios had entered into a credit agreement with BankBoston, N.A. The agreement provided that each party to the credit agreement was permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of each Portfolio. At no time did the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy were permitted to borrow in an amount up to 331/3% of the value of such Portfolio's assets. However, each Portfolio intended to borrow money, if any, only for temporary or emergency (not leveraging) purposes in an amount up to 15% of its net assets. The line of credit bore interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A. Such agreement terminated on September 30, 1999. Effective October 1, 1999, the Fund entered into a demand promissory note arrangement with The Chase Manhattan Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of the Portfolios). The credit facility bears interest at the greater of (i) the rate otherwise in effect for such loan plus 2% and (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the six months ended September 30, 1999, were as follows:

                                                                  MAXIMUM LOAN AMOUNTS
PORTFOLIO                                  AVERAGE LOAN BALANCE       OUTSTANDING        AVERAGE INTEREST RATE
---------                                  --------------------   --------------------   ---------------------
S&P STARS................................        $354,996              $2,250,000                 6.78%
Insiders Select..........................           2,434                 136,800                 6.64
Large Cap................................          15,944                 304,800                 7.75
Small Cap................................          64,548               1,101,859                 6.85
Focus List...............................           3,186                 583,000                 6.50
Balanced.................................           1,845                 337,600                 6.49
International Equity.....................           8,008                 222,700                 7.62

The Portfolios had no amounts outstanding under the line of credit agreement at September 30, 1999, (except for S&P STARS Portfolio which had $565,200 outstanding under the line of credit agreement).